                                                                    EXHIBIT 10.3


                               CREDIT AGREEMENT

                                BY AND BETWEEN

                         COMERICA BANK-TEXAS ("BANK")

                                      AND

                        ASD SYSTEMS, INC. ("BORROWER")

                              DATED: MAY __, 1999

                                     INDEX


SECTION 1   DEFINITIONS.................................................     5
      1.1      Defined Terms............................................     5
      1.2      Accounting Terms.........................................     5
      1.3      Singular and Plural......................................     5

SECTION 2.  TERMS, CONDITIONS AND PROCEDURES FOR BORROWING..............     5

SECTION 3.  REPRESENTATIONS AND WARRANTIES..............................     5
      3.1     Authority.................................................     5
      3.2     Due Authorization.........................................     5
      3.3     Title to Property.........................................     6
      3.4     Encumbrances..............................................     6
      3.5     Subsidiaries..............................................     6
      3.6     Taxes.....................................................     6
      3.7     No-Defaults...............................................     6
      3.8     Enforceability of Agreement and Loan Documents............     6
      3.9     Non-contravention.........................................     6
      3.10    Actions, Suits, Litigation or Proceedings.................     6
      3.11    Compliance with Laws......................................     6
      3.12    Consents, Approvals and Filings, Etc. ....................     6
      3.13    Contracts, Agreements and Leases..........................     7
      3.14    ERISA.....................................................     7
      3.15    No Investment Company.....................................     7
      3.16    No Margin Stock...........................................     7
      3.17    Environmental Representations.............................     7
      3.18    Accuracy of Information...................................     8

SECTION 4.  AFFIRMATIVE COVENANTS.......................................     8
      4.1     Preservation of Existence, Etc. ..........................     8
      4.2     Keeping of Books..........................................     8
      4.3     Reporting Requirements....................................     8
      4.4     Financial Covenants.......................................    10
      4.5     Inspections...............................................    10
      4.6     Further Assurances; Financing Statements..................    10
      4.7     Compliance with Leases....................................    10
      4.8     Indemnification...........................................    10
      4.9     Governmental and Other Approvals..........................    10
      4.10    Insurance.................................................    10
      4.11    Compliance with ERISA.....................................    11
      4.12    Environmental Covenants ..................................    11
      4.13    Year 2000 Complaint.......................................
      4.14    Collateral Audits.........................................

SECTION 5.  NEGATIVE COVENANTS..........................................    12
      5.1     Capital Structure, Business Objects or Purpose..............  12
      5.2     Mergers or Dispositions.....................................  12
      5.3     Guaranties..................................................  12
      5.4     Debt........................................................  12
      5.5     Encumbrances................................................  12
      5.6     Acquisitions................................................

      5.7     Dividends...................................................
      5.8     Investments.................................................
      5.9     Transactions with Affiliates................................
      5.10    Defaults on Other Obligations...............................
      5.11    Prepayment of Debt..........................................
      5.12    Pension Plans...............................................
      5.13    Subordinate Indebtedness....................................
      5.14    No Further Negative Pledges.................................
      5.15    Accounts Receivable.........................................
      5.16    Acquire Fixed Assets........................................
      5.17    Subordinated Debt...........................................

SECTION 6.  EVENTS OF DEFAULT
      6.1     Events of Default...........................................
      6.2     Remedies Upon Event of Default..............................
      6.3     Setoff......................................................
      6.4     Waiver of Certain Laws......................................
      6.5     Waiver of Defaults..........................................
      6.6     Receiver....................................................
      6.7     Discretionary Credit and Credit Payable Upon Demand.........
      6.8     Application of Proceeds of Collateral.......................

SECTION 7.  MISCELLANEOUS.................................................
      7.1     Accounting Principles.......................................
      7.2     Taxes and Fees..............................................
      7.3     Governing Law...............................................
      7.4     Costs and Expenses..........................................
      7.5     Notices.....................................................
      7.6     Further Action..............................................
      7.7     Successors and Assigns; Participation.......................
      7.8     Indulgence..................................................
      7.9     Amendment and Waiver........................................
      7.10    Severability................................................
      7.11    Headings and Construction of Terms..........................
      7.12    Independence of Covenants...................................
      7.13    Reliance on and Survival of Various Provisions..............
      7.14    Effective Upon Execution....................................
      7.15    Complete Agreement; Conflicts...............................
      7.16    Exhibits and Addenda........................................
      7.18    Waiver of Jury Trial........................................
      7.19    Oral Agreements Ineffective.................................

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

     ADDENDA:
     Defined Terms Addendum
     Financial Covenants Addendum
     Loan Terms, Conditions and Procedures Addendum

     EXHIBIT:
     Exhibit A - Form of Borrowing Base Certificate
     Exhibit B - Form of Compliance Certificate
     Exhibit C - Form of Request for Advance

     SCHEDULES:
     Schedule 3.5   Subsidiaries
     Schedule 3.1 4  Employee Benefit Plans
     Schedule 3.1 7  Environmental Disclosures
     Schedule 3.19  Equity Ownership
     Schedule 5.4   Debt
     Schedule 5.5   Liens

                               CREDIT AGREEMENT


     THIS CREDIT AGREEMENT(this "Agreement") is made and delivered effective as of the day of May, 1999, by and between ASD SYSTEMS, INC., a Texas corporation ("Borrower"), and COMERICA BANK - TEXAS, a Texas banking association ("Bank").

                                   RECITALS

     A. Borrower desires to obtain certain credit facilities from the Bank, and tile Bank is willing to provide such credit facilities to and in favor of Borrower.

     B. Such credit facilities are subject to the terms and conditions set forth herein and in every other Loan Document.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, Borrower and Bank agree as follows:

SECTION 1.  DEFINITIONS

     1.1 Defined Terms. The terms as used in this Agreement shall have the meaning assigned to such terms in the Defined Terms Addendum.

     1.2 Accounting Term. All accounting terms not specifically defined in this Agreement shall be determined and construed in accordance with GAAP.

     1.3 Singular and Plural. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.

SECTION 2.  TERMS, CONDITIONS AND PROCEDURES FOR BORROWING

     Subject to the terms, conditions and procedures of this Agreement and each other Loan Document including, but not limited to, the terms, conditions and procedures set forth in the Defined Terns Addendum and Loan Terms, Conditions and Procedures Addendum, Bank agrees to make credit available to the Borrower on such dates and in such amounts as the Borrower shall request from time to time or as may otherwise be agreed to by Borrower and Bank.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants, and such representations and warranties shall be deemed to be continuing representations and warranties during the entire life of this Agreement, and so long as Bank shall have any commitment or obligation to make any Loans hereunder, and so long as any Indebtedness remains unpaid and outstanding under any Loan Document, as follows:

     3.1 Authority. Borrower is a Texas corporation, duly organized, validly existing and in good standing under tile laws of the jurisdiction of its organization and is duly qualified and authorized to do business in each other jurisdiction in which the character its assets or the nature of its business makes such qualification necessary.

     3.2 Due Authorization. Each Borrower Party has all requisite power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party or is otherwise bound, all of which have been duly authorized by all necessary action, and are not in contravention of law or the terms of any Borrower Party's organizational or other governing documents.

     3.3 Title to Property. Each Borrower Party has good title to all property and assets purported to be owned by it, including those assets identified on the Financial Statements most recently delivered by Borrower to Bank.

     3.4 Encumbrances. There are no security interests or other Liens or encumbrances on, and no financing statements on file with respect to, any of the property or assets of any Borrower Party, except for Permitted Encumbrances.

     3.5    Subsidiaries.  Borrower has no Subsidiaries, except as set forth in
Schedule 3.5 which Schedule sets forth the percentage of ownership of Borrower in each such Subsidiary as of the date of this Agreement.

     3.6 Taxes. Each Borrower Party has filed, on or before their respective due dates, all federal, state, local and foreign tax returns which are required to be filed, or has obtained extensions for filing such tax returns, and is not delinquent in filing such returns in accordance with such extensions, and has paid all taxes which have become due pursuant to those returns or pursuant to any assessments received by any such party, as the case may be, to the extent such taxes have become due, except to the extent such tax payments are being actively and diligently contested in good faith by appropriate proceedings, and if requested by Bank have been bonded or reserved in an amount and manner satisfactory to Bank.

     3.7 No-Defaults. There exists no default (or event which, with the giving of notice or passage of time, or both, would result in a default) under the provisions of any instrument or agreement evidencing, governing, securing or otherwise relating to any Debt of any Borrower Party or pertaining to any of the Permitted Encumbrances.

     3.8 Enforceability of Agreement and Loan Documents. Each Loan Document has been duly executed and delivered by duly authorized officer(s) or other representative(s) of each Borrower Party, and constitutes the valid and binding obligations of each Borrower Party, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally at the time in effect.

     3.9 Non-contravention. The execution, delivery and performance by each Borrower Party of the Loan Documents to which such Borrower Party is a party or otherwise bound, are not in contravention of the terms of any indenture, agreement or undertaking to which any such Borrower Party is a party or by which it is bound, except to the extent that such terms have been waived or that failure to comply with any such terms would not have a Material Adverse Effect.

     3.10 Actions, Suits, Litigation or Proceedings. There are no actions, suits, litigation or proceedings, at law or in equity, and no proceedings before any arbitrator or by or before any Governmental Authority, pending, or, to the best knowledge of Borrower, threatened against or affecting any Borrower Party, which, if adversely determined, could materially impair the right of any Borrower Party to carry on its business substantially as now conducted or could have a Material Adverse Effect. No Borrower Party is under investigation by, or is operating under any restrictions imposed by, any Governmental Authority.

     3.11 Compliance with Laws. Each Borrower Party has complied with all Governmental Requirements, including, without limitation, Environmental Laws, to the extent that failure to so comply could have a Material Adverse Effect.

     3.12 Consents, Approvals and Filings, Etc. Except as have been previously obtained or as otherwise expressly provided in this Agreement, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any Governmental Authority and no material authorization, consent or approval from any other Person, is required in connection with the execution, delivery and performance by each Borrower Party of any Loan Document to which it is a party. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as tile case may be, are in full force and effect and are not the subject of any attack, or to the knowledge of Borrower, any threatened attack, in any material respect, by appeal, direct proceeding or otherwise.

     3.13 Contracts, Agreements and Leases. To Borrower's knowledge, no Borrower Party is in default (beyond any applicable period of grace or cure) in complying with any provision of any material contract, agreement, indenture, lease or instrument to which it is a party or by which it or any of its properties or assets are bound, where such default would have a material Adverse Effect. To Borrower's knowledge, each such contract, commitment, undertaking, agreement, indenture and instrument is in full force and effect and is valid and legally binding.

     3.14 ERISA. Except as shown on Schedule 3.14, no Borrower Party maintains or contributes to any employee benefit plan subject to Title IV of ERISA. Furthermore, no Borrower Party has incurred any accumulated funding deficiency within the meaning of ERISA or incurred any liability to the PBGC in connection with any employee benefit plan established or maintained by such Borrower Party, and no reportable event or prohibited transaction, as defined in ERISA, has occurred with respect to such plans.

     3.15 No Investment Company. No Borrower Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, nor is any Borrower Party "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     3.16 No Margin Stock. No Borrower Party is engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock, and none of the proceeds of any of the Loans will be used, directly or indirectly, to purchase or carry any margin stock or made available by any Borrower Party in any manner to any other Person to enable or assist such Person in purchasing or carrying margin stock, or otherwise used or made available for any other purpose which might violate the provisions of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System. Terms for which meanings are provided in Regulation U of said Board of Governors or any regulations substituted therefor, as are from time to time in effect, are used in this Section with such meanings, and these representations and warranties shall be immediately effective.

     3.17   Environmental Representations.

            (a) No Borrower Party has received any notice of any violation of any Environmental Law(s); and no Borrower Party is a party to any litigation or administrative proceeding, nor, so far as is known by Borrower, is any litigation or administrative proceeding threatened against any Borrower Party which, in any case, (i) asserts or alleges that any Borrower Party violated any Environmental Law(s), (ii) asserts or alleges that any Borrower Party is required to clean up, remove or take any other remedial or response action due to the disposal, depositing, discharge, leaking or other release of any Hazardous Materials, or (iii) asserts or alleges that any Borrower Party is required to pay all or a portion of any past, present or future clean-up, removal or other remedial or response action which arises out of or is related to the disposal, depositing, discharge, leaking or other release of any Hazardous Materials by any Borrower Party, and which, either singularly or in the aggregate, could have a Material Adverse Effect.

            (b) To Borrower's knowledge, there are no conditions existing currently which could subject any Borrower Party to damages, penalties, injunctive relief or clean-up costs under any applicable Environmental Law(s), or which require, or are likely to require, clean-up, removal, remedial action or other response pursuant to any applicable Environmental Law(s) by any Borrower Party, and which, in any case, either singularly or in aggregate, could have a Material Adverse Effect.

            (c) No Borrower Party is subject to any judgment, decree, order or citation related to or arising out of any applicable Environmental Law(s), which, either singularly or in the aggregate, could have a Material Adverse Effect; and, to Borrower's knowledge, no Borrower Party has been named or listed as a potentially responsible party by any governmental body or agency in any matter arising under any applicable Environmental Law(s), except as disclosed in Schedule 3.17, and, in the event that any such matters are disclosed in said
                  Schedule 3.17 they will not, either singularly or in the aggregate, have a Material Adverse Effect.

            (d) Each Borrower Party has all permits, licenses and approvals required under applicable Environmental Laws, where the failure to so obtain or maintain any such permits, licenses or approvals could have a Material Adverse Effect.

     3.18 Accuracy of Information. The Financial Statements previously furnished to Bank have been prepared in accordance with GAAP and fairly present the financial condition of Borrower and, as applicable, the consolidated financial condition of Borrower and such other Person(s) as such Financial Statements purport to present, and the results of their respective operations as of the dates and for the periods covered thereby; and since the date(s) of said Financial Statements, there has been no material adverse change in the financial condition of Borrower or any other Person covered by such Financial Statements. No Borrower Party, nor any such other Person has any material contingent obligations, liabilities for taxes, long-term leases or long-term commitments not disclosed by, or reserved against ill, such Financial Statements. Each Borrower Party is solvent, able to pay its respective debts as they mature, has capital sufficient to carry on its business and has assets the fair market value of which exceed its liabilities, and no Borrower Party will be rendered insolvent, under-capitalized or unable to pay debts generally as they become due by the execution or performance any Loan Document to which it is a party or by which it is otherwise bound.

SECTION 4.  AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that, so long as Bank is committed to make any Loan under this Agreement, and until all instruments and agreements evidencing any Loan which is payable on demand or which conditions advances upon the Bank's discretion are fully discharged and terminated, and thereafter, so long as any Indebtedness remains outstanding, it will, and, as applicable, it will cause each Borrower Party within its control or under common control to:

     4.1 Preservation of Existence, Etc. Preserve and maintain its existence and except where the failure to do any of the following would not have a Material Adverse Effect, preserve and maintain such of its rights, licenses, and privileges as are material to the business and operations conducted by it; qualify and remain qualified to do business in each jurisdiction in which such qualification is material to its business and operations or ownership of its properties, continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all of its franchises and trade names and preserve all the remainder of its property and keep the same in good repair, working order and condition; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto.

     4.2 Keeping of Books. Keep proper books of record and account in which full and correct entries shall be made of all of its financial transactions and its assets and businesses so as to permit the presentation of financial statements (including, without limitation, those Financial Statements to be delivered to Bank pursuant hereof prepared in accordance with GAAP; and permit Bank, or its representatives, at reasonable times and intervals, at Borrower's cost and expense, upon reasonable prior notice, to visit any office of a Borrower Party, discuss its financial matters with its officers, employees and independent certified public accountants, and by this provision, Borrower authorizes such officers, employees and accountants to discuss the finances and affairs of any Borrower Party, and to examine any of its books and other corporate records.

     4.3 Reporting Requirements. Furnish to Bank, or cause to be furnished to Bank, the following:

            (a) as soon as possible, and in any event within three (3) calendar days after becoming aware of the Occurrence or existence of each Default or Event of Default hereunder or any material adverse change in the financial condition of any Borrower Party, a written statement of tile chief financial officer of Borrower (or in his or her absence, a responsible senior officer of' Borrower), setting forth details of such Default, Event of Default or change, and tile action which Borrower has taken, or has caused to be taken, or proposes to take, or to cause to be taken, with respect thereto;

            (b) as soon as available, and in any event within one hundred eighty (180) days after and as of' the end of each fiscal year of Borrower, audited Financial Statements of Borrower and such of' the Borrower Parties as may be required by the Bank, consolidated, as applicable, including a balance sheet, income statement and statement of cash flows, for and as of such fiscal year then ending, with comparative numbers for the preceding fiscal year, and such other comments and financial details as are usually included in similar reports. Such audited Financial Statements shall be prepared in accordance with GAAP by independent certified public accountants of recognized standing selected by Borrower and approved by Bank and shall contain unqualified opinions as to the fairness of the statements therein contained.

            (c) as soon as available, and in any event within thirty (30) days after and as of the end of each calendar month, including the last such reporting period of each of Borrower's fiscal years, Financial Statements of Borrower and such of the Borrower Parties as may be required by the Bank, consolidated, as applicable, for and as of such reporting period, including a balance sheet, income statement and statement of cash flows for and as of such reporting period then ending and for and as of that portion of the fiscal year then ending, with comparative numbers for the same period of the preceding fiscal year, in each case, certified by the chief financial officer of Borrower and, as applicable, each Subsidiary and Borrower Party as to consistency with prior financial reports and accounting periods, accuracy and fairness of presentation;

            (d) as soon as available, and in any event within twenty (20) days after and as of the end of each calendar month, agings and reports of accounts receivable of Borrower and such of the Borrower Parties as may be required by the Bank, in form and detail satisfactory to Bank;

            (e) as soon as available, and in any event within twenty (20) days after and as of the end of each calendar month, agings and reports of accounts payable of Borrower and such of the Borrower Parties as may be required by the Bank, in form and detail satisfactory to Bank;

            (f) as soon as available, and in any event within twenty (20) days after and as of- the end of each calendar month, a Borrowing Base Certificate dated as of the end of such preceding calendar month;

            (g) simultaneously with the Financial Statements to be delivered to Bank pursuant to Sections (b) and (c) above, a Compliance Certificate, each dated as of the end of such month or year, as the case may be;

            (h) promptly, written notice of the occurrence of any Default or Event of Default or of any other act, occurrence, event, condition or circumstance which has had or could reasonably be expected to have a Material Adverse Effect;

            (i) promptly upon receipt thereof, copies of all management letters and other substantive reports submitted to any Borrower Party by independent certified public accountants in connection with any annual audit of any such party;

            (j) as soon as available, and in any event within thirty (30) days after the end of each calendar year, Financial Statements of Guarantor for and as of such calendar year, including a balance sheet, income statement and statement of cash flows for and as of such calendar year then ending, certified by Guarantor as to consistency with prior financial reports, accuracy and fairness of presentation;

            (k) promptly after filing of any of the same, a copy of Borrower's and Guarantor's respective annual federal income tax returns; and

            (l) promptly, and in form and detail satisfactory to Bank, such other information as Bank may request from time to time.

     4.4 Financial Covenants. On a consolidated basis, Borrower will maintain all financial Covenants set forth in the Financial Covenants Addendum.

     4.5 Inspections. Permit Bank, through its authorized attorneys, accountants and representatives, to examine each Borrower Party's books, accounts, records, ledgers and assets and properties of every kind and description, wherever located, at all reasonable times during normal business hours, upon oral or written request of Bank. So long as any such inspections and examinations occur when no Default or Event of Default has occurred and is then continuing, Borrower shall be obligated to promptly reimburse Bank- for Bank's cost and expenses for such inspections and examinations conducted not more frequently than twice during any calendar year. However, Borrower shall have an unlimited obligation to promptly reimburse Bank- for any and all such costs and expenses incurred in connection with any and all such examinations or inspections conducted by Bank after the occurrence of any Default or Event of Default which is then continuing.

     4.6 Further Assurances; Financing Statements. Furnish Bank, at Borrower's expense, upon Bank's request and in form satisfactory to Bank (and execute and deliver or cause to be executed and delivered), such additional pledges, assignments, mortgages, lien instruments or other security instruments, consents, acknowledgments, subordinations and financing statements covering any or all of the Collateral pledged, assigned, mortgaged or encumbered pursuant to any Loan Document, of every nature and description, whether now owned or hereafter acquired by Borrower or any other Person providing such Collateral, together with such other documents or instruments as Bank may require to effectuate more fully the purposes of any Loan Document.

     4.7 Compliance with Leases. Comply with all terms and conditions of any leases covering any premises or property (real or personal) wherein any of the Collateral is or may be located, or covering any of the other material personal or real property now or hereafter owned, leased or otherwise used by any Borrower Party in the conduct of its business, and any Governmental Requirement, except where the failure to so comply could not cause a Material Adverse Effect.

     4.8 Indemnification. Indemnify, defend and save Bank harmless from any and all claims, losses, costs, damages, liabilities, obligations and expenses, including, without limitation, reasonable attorneys' fees, incur-red by Bank by reason of any Default or Event of Default, in defending or protecting the Liens which secure or purport to secure all or any portion of the Indebtedness, whether existing under any Loan Document or otherwise or the priority thereof, or in enforcing the obligations of Borrower or any other Person under or pursuant to any Loan Document, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with the Collateral or any Loan Document, INCLUDING ANY CLAIMS, LOSSES, COSTS, DAMAGES, LIABILITIES, OBLIGATIONS, AND EXPENSES RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent but only to the extent caused by Bank's gross negligence or willful misconduct.

     4.9 Governmental and Other Approvals. Apply for, obtain and/or maintain in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and/or performance by any Borrower Party of any Loan Document to which it is a party.

     4.10 Insurance. Maintain insurance coverage on its physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature (including, without limitation, loss of rent and/or business interruption insurance and boiler and machinery insurance), and in the event of acquisition of additional property, real or personal, or of the incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice would dictate; and in the case of all policies covering property subject to any Loan Document or property in which the Bank shall have a Lien of any kind whatsoever, other than those policies protecting against casualty liabilities to strangers, all such insurance policies shall provide that the loss payable thereunder shall be payable to Borrower (or other Person providing Collateral) and Bank, with mortgagee's clauses in favor of and satisfactory to Bank for all such policies, and such policies shall also provide that they may not be canceled or changed without thirty (30) days' prior-written notice to Bank. Upon the request of Bank, all of said policies, or copies thereof, including all endorsements thereon(,-i-eon and those required hereunder, shall be deposited with Bank.

     4.11 Compliance with ERISA. In the event that any Borrower Party or any of its Subsidiaries maintain(s) or establish(es) a Pension Plan subject to EIZISA, (a) comply in all material respects with all requirements imposed by ERISA as presently in effect or hereafter promulgated, including, but not limited to, the minimum funding requirements thereof; (b) promptly notify Bank upon the occurrence of a "reportable event" or "prohibited transaction" within the meaning of ERISA, or that the PBGC or any Borrower Party has instituted or will institute proceedings, to terminate any Pension Plan, together with a copy of any proposed notice of such event which may be required to be filed with the PBGC; and (c) furnish to Bank (or cause the plan administrator to furnish Bank) a copy of the annual return (including all schedules and attachments) for each Pension Plan covered by ERISA, and filed with the Internal Revenue Service by any Borrower Party not later than thirty (30) days after such report has been so filed.

     4.12   Environmental Covenants.

            (a) Comply with all applicable Environmental Laws, and maintain all permits, licenses and approvals required under applicable Environmental Laws, where the failure to do so Could have a Material Adverse Effect.

            (b) Promptly notify Bank, in writing, as soon as Borrower becomes aware of any condition or circumstance which makes any of the environmental representations or warranties set forth in this Agreement incomplete, incorrect or inaccurate in any material respect as of any date; and promptly provide to Bank, immediately upon receipt thereof, copies of any material correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a violation of any Environmental Laws by any Borrower Party, or of any circumstance or condition which requires or may require, a financial contribution by any Borrower Party, or a clean-up, removal, remedial action or other response by or on behalf of any Borrower Party, under applicable Environmental Law(s), or which seeks damages or civil, criminal, or punitive penalties from any Borrower Party or any violation or alleged violation of Environmental Law(s).

            (c) Borrower hereby agrees to indemnify, defend and hold Bank, and any of Bank's past, present and future officers, directors, shareholders, employees, representatives and consultants, harmless from any and all claims, losses, damages, suits, penalties, costs, liabilities, obligations and expenses (including, without limitation, reasonable legal expenses and attorneys' fees) incurred or arising out of any claim, loss or damage of any property, injuries to or death of any persons, contamination of or adverse effects on the environment, or other violation of any applicable Environmental Law(s), in any case, caused by any Borrower Party or in any way related to any property owned or operated by any Borrower Party or due to any acts of any Borrower Party or any of its officers, directors, shareholders, employees, consultants and/or representatives INCLUDING ANY CLAIMS, LOSSES, DAMAGES, SUITS, PENALTIES, COSTS, LIABILITIES, OBLIGATIONS OR EXPENSES, RESULTING FROM BANK'S OWN NEGLIGENCE; provided, however, that the foregoing indemnification shall not be applicable, and Borrower shall not be liable for any such claims, losses, damages, suits, penalties, costs, liabilities, obligations or expenses, to the extent (but only to the extent) the same arise or result from any gross negligence or willful misconduct of Bank or any of its agents or employees.

     4.13 Year 2000 Compliant. Perform all acts reasonably necessary to ensure that (a) each Borrower Party and (b) all customers, suppliers and vendors that are material to any Borrower Party's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of any Borrower Party's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this Section, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of each Borrower Party's compliance with the terms of this Section as Bank may from time to time require.

     4.14 Collateral Audits. Permit Bank to conduct audits of any Borrower Party's Accounts and Inventory as often as Bank deems such audits to be desirable Upon Batik's request and to the extent that Borrower is obligated for such reimbursement pursuant to the terms of Section 4.5 above, Borrower shall reimburse Bank for the reasonable costs and expenses expended by Bank in connection with such audits.

SECTION 5   NEGATIVE COVENANT'S

     Borrower covenants and agrees that, so long as Bank is committed to make any Loan under this Agreement and until all instruments and agreements evidencing any Loan which is payable on demand or which conditions advances upon the Bank's discretion are fully discharged and terminated, and thereafter, so long as any Indebtedness remains outstanding, it will not, and it will not allow any Borrower Party within its control or under common control to, without the prior written consent of Bank:

     5.1 Capital Structure, Business Objects or Purpose. Purchase, acquire or redeem any of its equity ownership interests, or enter into any reorganization or recapitalization or reclassify its equity ownership interests, or make any material change in its capital structure or general business objects or purpose.

     5.2 Mergers or Dispositions. Change its name, enter into any merger or consolidation, whether or not the surviving entity thereunder, or sell, lease, transfer, relocate or dispose of all, substantially all, or any material part of its assets (whether in a single transaction or in a series of transactions).

     5.3 Guaranties. Guarantee, endorse, or otherwise become secondarily liable for or upon the obligations or Debt of others (whether directly or indirectly), except:

            (a)   guaranties in favor of and satisfactory to Bank; and

            (b) endorsements for deposit or collection in the ordinary course of business.

     5.4    Debt.  Become or remain obligated for any Debt, except:

            (a) Indebtedness and other Debt from time to time outstanding and owing to Bank;

            (b) current unsecured trade, utility or non-extraordinary accounts payable arising in the ordinary course of business;

            (c) Debt subordinated to the prior payment in full of the Indebtedness upon terms and conditions approved in writing by Bank;

            (d) Debt outstanding as of the date hereof more particularly described in Schedule 5.4 attached hereto.

     5.5 Encumbrances. Create, incur, assume or suffer to exist any Lien upon, or create, suffer or permit to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except for Permitted Encumbrances.

     5.6 Acquisitions. Purchase or otherwise acquire or become obligated for the purchase of all or substantially all of the assets or business interests of any Person or any shares of stock or other ownership interests of any Person or in any other mariner effectuate or attempt to effectuate an expansion of present business by acquisition.

     5.7 Dividend. Declare or pay dividends on, or make any other distribution (whether by reduction of capital or otherwise) in respect of any shares of its capital stock or other ownership interests, excel)t (a) dividends payable by a Subsidiary to Borrower; and (b) dividends payable solely in stock.

     5.8 Investments. Make or allow to remain outstanding any investment (whether such investments shall be of the character of investment in shares of stock, evidences of indebtedness or other securities or otherwise) in, or any loans, advances or extensions of credit to, any Person, other than:

            (a) Borrower's current ownership interests in those Subsidiaries of Borrower identified on Schedule 3.5 attached hereto; and

            (b) any investment in direct obligations of the United States of America or any agency thereof, or in certificates of deposit issued by Bank, maintained consistent with Borrower's or such Subsidiary's business practices prior to the date hereof, provided, that no such investment shall mature more than ninety (90) days after the date when made or the issuance thereof.

     5.9 Transactions with Affiliates. Enter into any transaction with any of their stockholders, officers, employees, partners or any of their Affiliates, except, subject to the terms hereof, transactions in the ordinary course of business and on terms not less favorable than would be usual and customary in similar transactions between Persons dealing at arm's length.

     5.10 Defaults on Other Obligations. Fail to perform, observe or comply duly with any covenant, agreement or other obligation to be performed, observed or complied with by any Borrower Party, subject to any grace periods provided therein, which failure could have a Material Adverse Effect.

     5.11 Prepayment of Debt. Prepay any Debt (or take any actions which impose an obligation to prepay), except, subject to the terms hereof or thereof, Indebtedness or other Debt payable to Bank.

     5.12 Pension Plan. Except in compliance with this Agreement, enter into, maintain, or make contribute to, directly or indirectly, any Pension Plan that is subject to ERISA.

     5.13 Subordinate Indebtedness. Subordinate any indebtedness due to it from any Person to indebtedness of other creditors of such Person.

     5.14 No Further Negative Pledges. Enter into or become subject to any agreement (other than this Agreement or the Loan Documents) (a) prohibiting the guaranteeing by any Borrower Party of any obligations, (b) prohibiting the creation or assumption of any Lien upon the properties or assets of any Borrower Party, whether now owned or hereafter acquired or (c) requiring an obligation to become secured (or further secured) if another obligation is secured or further secured.

     5.15 Accounts Receivable. Sell or assign any Account, account receivable, note or trade acceptance, except to the Bank.

     5.16 Acquire Fixed Asset. In addition to the Equipment to be purchased with funds advanced under tile Equipment Loan, acquire or expend for, or commit to acquire or expend for, fixed assets by lease (including any Capitalized Lease Obligations), purchase or otherwise in an aggregate amount that exceeds $500,000.00 in any fiscal year.

     5.17 Subordinated Debt. Make any direct or indirect payment of all or any part of the Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt except in accordance with the Subordination Agreement. Except to the extent expressly provided in the Subordination Agreement, neither Borrower nor any Borrower Party shall repurchase, redeem or retire in any way any instrument evidencing Subordinated Debt prior to maturity or enter into any agreement (oral or written) which could in any way be construed to amend, modify, alter or terminate any one or more instruments or agreements evidencing, governing, guaranteeing or otherwise relating to Subordinated Debt.

For purposes of this Section 5, if Borrower requests that the Bank provide its written consent to any transaction or undertaking of the type described in Sections 5.1, 5.2, 5.6 and 5.8 above, such written consent of Bank will not be unreasonably withheld or delayed, so long as (a) no Default or Event of Default has occurred hereunder which is then continuing, and (b) the particular transaction or undertaking for which the Bank's written consent is then being requested shall not cause a Default or Event of Default to occur hereunder or cause any material adverse effect to occur with respect to the business, assets, operations or financial condition of Borrower or any other Borrower Party.

SECTION 6.  EVENTS OF DEFAULT

     6.1 Events of Default. The occurrence or existence of any of the following conditions or events shall constitute a "Default" hereunder:

            (a) upon nonpayment to any principal, interest or other sums due under the terms of this Agreement or under any Note(s), or under any other instrument or evidence of indebtedness, whether under this Agreement, any Note(s), or otherwise, in any case, when due in accordance with the terms hereof or thereof, or if any Guarantor shall fail to pay, when due, any indebtedness, obligation or liability whatsoever of any such Guarantor to Bank.

            (b) default in the observance or performance of any of the other conditions, covenants or agreements of Borrower set forth in this Agreement.

            (c) any representation or warranty made by any Borrower Party in any Loan Document shall be untrue or incorrect in any material respect;

            (d) any default or event of default, as the case may be, in the observance or performance of any of the conditions, covenants or agreements of any Borrower Party set forth in any

                  Loan Document and continuation thereof beyond any applicable period of grace or cure provided with respect thereto;

            (e) any default by any Borrower Party, in the payment of any Debt (other than Debt owing to Bank), or in the observance or performance of any conditions, covenants or agreements related or given with respect thereto and, in each such case, continuation thereof beyond any applicable grace or cure period;

            (f) the rendering of one or more judgments or decrees for the payment of money, against any Borrower Party, and such judgments) or decree(s) shall remain unvacated, unbonded or unstayed, by appeal or otherwise, for a period of sixty (60) consecutive days after the date of entry;

            (g) if there shall be any change in the President, Chief Executive Officer or Chief Operating Officer of Borrower, whether by reason of incapacity, death, resignation, termination or otherwise, which, in Bank's reasonable judgment, shall have a material adverse effect upon the future prospects for the successful operation by Borrower, of its businesses as conducted before such change, or its ability to pay and perform its liabilities and obligations under this Agreement, the Indebtedness, or the Loan Documents;

            (h) the failure by any Borrower Party, to meet the minimum funding requirements under ERISA with respect to any Pension Plan established or maintained by it; the occurrence of any "reportable event", as defined in ER-ISA, which could constitute grounds for termination by the PBGC of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer such Pension Plan, and such reportable event is not corrected and such determination is not revoked within thirty (30) days after notice thereof has been given to the plan administrator or any Borrower Party, as the case may be; or the institution of any proceedings by the PBGC to terminate any such Pension Plan or to appoint a trustee by the appropriate United States District Court to administer any SLICII Pension Plan;

            (i) if any Borrower Party, becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver, liquidator, conservator or other custodian for any Borrower Party, or a substantial part of its property, or makes a general assignment for the benefit of creditors; or in the absence of such application, consent or acquiescence, a trustee, receiver, liquidator, conservator or other custodian is appointed for any Borrower Party, or for a substantial part of its property, and the same is not discharged within thirty (30) days or any bankruptcy, reorganization, debt arrangement, or other proceedings under ally bankruptcy or insolvency law, or any dissolution or liquidation proceeding,, is instituted by or against any Borrower Party, and, if instituted against any Borrower Party, the same is consented to or acquiesced in by any such Borrower Party or otherwise remains undismissed for thirty (30) days or any warrant of' attachment is issued against any substantial part of- the property of any Borrower Party, which is not released within thirty (30) days of service thereof; or

            (j) if any Loan Document shall be terminated, revoked, or otherwise rendered void or unenforceable, in any case, without Bank's prior written consent; or

            (k) if Bank deems itself insecure, believing in good faith that the prospect of payment or performance of any of tile Indebtedness is impaired.

Any Default hereunder (in the case of any and all Defaults other than Automatic Defaults) shall not constitute an Event of Default for purposes of this Agreement unless and until written notice of such Default shall have first been given to Borrower by Bank, and Borrower shall fail to cure such Default within five (5) days after such notice has been given with respect to any such Default. For purposes hereof, an "Automatic Default" means any Default which is specified in subparagraphs (h), (i), (j) and (k) of this Section 6.1. Each Automatic Default shall automatically constitute an Event of Default for purposes hereof, and no notice to any Borrower Party or any other person or entity of any Automatic Default shall be required and no opportunity to cure any Automatic Default shall be afforded.

     6.2 Remedies Upon Event of Default. Upon the occurrence and at any time during the existence or continuance of any Event of Default, but without impairing or otherwise limiting the Bank's right to demand payment of all or any portion of the Indebtedness which is payable on demand, at Bank's option, Bank may give notice to Borrower declaring all or any portion of the Indebtedness remaining unpaid and outstanding, whether under the Notes or otherwise, to be due and payable in full without presentation, demand, protest, notice of dishonor, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, whereupon all such Indebtedness shall immediately become due and payable. Furthermore, upon the occurrence of a Default or Event of Default and at any time during the existence or continuance of any Default or Event of Default, but without impairing or otherwise limiting the right of Bank, if reserved under any Loan Document, to make or withhold financial accommodations at its discretion, to the extent not yet disbursed, any commitment by Bank to make any further loans to Borrower under this Agreement shall automatically terminate; provided, should such Default or Event of Default be cured to Bank's satisfaction, Bank may, but shall be under no obligation to, reinstate any such commitment by written notice to Borrower. Notwithstanding the foregoing, in the case of an Event of Default under and notwithstanding the lack of any notice, demand or declaration by Bank, the entire Indebtedness remaining unpaid and outstanding shall become automatically due and payable in full, and any commitment by Bank to make any further loans to Borrower shall be automatically and immediately terminated, without any requirement of notice or demand by Bank upon Borrower, each of which are hereby expressly waived by Borrower. The foregoing rights and remedies are in addition to any other rights, remedies and privileges Bank may otherwise have or which may be available to it, whether under this Agreement, any other Loan Document, by law, or otherwise.

     6.3 Setoff. In addition to any other rights or remedies of Bank under any Loan Document, by law or otherwise, upon the occurrence and during the continuance or existence of any Event of Default, Bank may, at any time and from time to time, without notice to Borrower (any requirements for such notice being expressly waived by Borrower), setoff and apply against any or all of tile Indebtedness (whether or not then due), any or all deposits (general or special, time or demand, provisional or final) at any time held by Borrower and other indebtedness at any time owing by Bank to or for the credit or for the account of Borrower, and any property of Borrower, from time to time in possession or control of Bank, irrespective of whether or not Bank shall have made any demand hereunder or for payment of the Indebtedness and although such obligations may be contingent or unmatured, and regardless of whether any Collateral then held by Bank is adequate to cover the Indebtedness. The rights of Bank under this Section are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which Bank may otherwise have. Borrower hereby grants Bank a Lien on and security interest in all such deposits, indebtedness and other property as additional collateral for the payment and performance of the Indebtedness.

     6.4 Waiver of Certain Laws. To the extent permitted by applicable law, Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any Court, oil any claim for interest oil the Notes, or to any security interest or other Lien contemplated by or granted under or in connection with this Agreement or the Indebtedness.

     6.5 Waiver of Defaults. No Default or Event of Default shall be waived by Bank except in a written instrument specifying the scope and terms of such waiver and signed by an authorized officer of Bank, and such waiver and shall be effective only for the specific time(s) and purpose(s) given. No. single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of Bank's rights. No waiver of any Default or Event of Default shall extend to any other or further Default or Event of

Default. No forbearance on the part of Bank in enforcing any of Bank's rights or remedies under any Loan Documents shall constitute a waiver of any of its rights or remedies. Borrower expressly agrees that this Section may not be waived or modified by Bank by course of performance, estoppel or otherwise.

     6.6 Receiver. Bank, in any action or suit to foreclose upon any of the Collateral, shall be entitled, without notice or consent, and completely without regard to the adequacy of any security for the Indebtedness, to the appointment of a receiver of the business and premises in question, and of the rents and profits derived therefrom. This appointment shall be in addition to any other rights, relief or remedies afforded Bank. Such receiver, in addition to any other rights to which he shall be entitled, shall be authorized to sell, foreclose or complete foreclosure on Collateral for the benefit of Bank, pursuant to provisions of applicable law.

     6.7 Discretionary Credit and Credit Payable upon Demand. To the extent that any of the Indebtedness shall, at any time, be payable upon demand, nothing contained in this Agreement, or any other Loan Document, shall be construed to prevent Bank from making demand, without notice and with or without reason, for immediate payment of all or any part of such Indebtedness at any time or times, whether or not a Default or Event of Default has occurred or exists. In the event that such demand is made upon any portion of the Indebtedness, the Bank, at its election, may terminate any commitment by Bank to make any further loans to Borrower under this Agreement or otherwise. Furthermore, to the extent any Loan Document authorizes [lie Bank, at its discretion, to make or to decline to make financial accommodations to the Borrower, nothing contained in this Agreement or any other Loan Document shall be construed to limit or impair such discretion or to commit or otherwise obligate the Bank to make any such financial accommodations

     6.8 Application of Proceeds of Collateral. Notwithstanding anything to the contrary set forth in any Loan Document, after an Event of Default, the proceeds of any of the Collateral, together with any offsets, voluntary payments, and any other sums received or collected in respect of the Indebtedness, may be applied in such order and manner as determined by Bank in its sole and absolute discretion.

SECTION 7.  MISCELLANEOUS

     7.1 Accounting Principles. Except to the extent expressly stated to the contrary herein, where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made for purposes of this Agreement, it shall be done in accordance with GAAP, and all accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

     7.2 Taxes and Fees. Unless otherwise prohibited by applicable law, should any tax (other than a tax based upon the net income of Bank) or recording or filing fee become payable in respect of any Loan Document, any of the Collateral, any of the Indebtedness or any amendment, modification or supplement hereof or thereof, Borrower agrees to pay such taxes (or reimburse Bank therefor promptly following demand for reimbursement), together with any interest or penalties thereon, and agrees to hold Bank harmless with respect thereto.

     7.3 Governing Law. Each Loan Document shall be deemed to have been delivered in the State of Texas, and shall be governed by and construed and enforced in accordance with the laws of the State of Texas, except to the extent that the Uniform Commercial Code, other personal property law or real property law of another jurisdiction where Collateral is located is applicable, and except to the extent expressed to the contrary in any Loan Document. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     7.4 Costs and Expenses. Borrower shall pay Bank, on demand, all costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred by Bank in perfecting, revising, protecting or enforcing any of its rights or remedies against any Borrower Party or any Collateral, or otherwise incurred by Bank in connection with any Default or Event of Default or the enforcement of the Loan Documents or the Indebtedness. Following Bank's demand upon Borrower for the payment of any such costs and expenses, and until the same are paid in full, the unpaid amount of such costs and expenses shall constitute Indebtedness and shall bear interest at the Default Rate.

     7.5 Notices. All notices and other communications provided for in any Loan Document (unless otherwise expressly stipulated therein) or contemplated thereby, given thereunder or required by law to be given, shall be in writing (unless expressly provided to the contrary). If personally delivered, such notices shall be effective when delivered, and in the case of mailing or delivery by overnight courier, such notices shall be effective when placed in all envelope and deposited at a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier, postage prepaid, in each case addressed to the parties as set forth on the signature page of this Agreement, or to such other address as a party shall have designated to the other in writing in accordance with this Section. In the case of mailing, the mailing shall be by overnight courier or certified or first class mail. The giving of at least five (5) days' notice before Bank shall take any action described in any notice shall conclusively be deemed reasonable for all purposes-, provided, that this shall not be deemed to require Bank to give such five (5) days' notice, or any notice, if not specifically required to do so in this Agreement.

     7.6 Further Action. Borrower, from time to time, upon written request of Bank, will promptly make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all such further and additional instruments, and promptly take all such further action as may be reasonably required to carry out the intent and purpose of the Loan Documents, and to provide for the Loans thereunder and payment of the Notes, according to the intent and purpose therein expressed.

     7.7 Successors and Assign; Participation. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns. The foregoing shall not authorize any assignment or transfer by Borrower, of any of its respective rights, duties or obligations hereunder, such assignments or transfers being expressly prohibited. Bank, however, may freely assign, whether by assignment, participation or otherwise, its rights and obligations hereunder, and is hereby authorized to disclose to any such assignee or participant (or proposed assignee or participant) any financial or other information in its knowledge or possession regarding any Borrower Party or the Indebtedness.

     7.8 Indulgence. No delay or failure of Bank in exercising any right, power or privilege hereunder or under any of the Loan Documents shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege available to Bank. The rights and remedies of Bank hereunder are cumulative and are not exclusive of any rights or remedies of Bank.

     7.9 Amendment and Waiver. No amendment or waiver of any provision of any Loan Document, nor consent to any departure by any Borrower Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instances) and for the specific time(s) and purpose(s) for which given.

     7.10 Severability. In case any one or more of the obligations of any Borrower Party under any Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of such Borrower Party shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of such Borrower Party under any Loan Document in any other jurisdiction.

     7.11 Headings and Construction of Terms. The headings of the various sub-Sections hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof. Where the context herein requires, the singular number shall include the plural, and any gender shall include any other gender.

     7.12 Independence of Covenants. Each covenant hereunder shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of any Default or Event of Default.

     7.13 Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of any Borrower Party made in any Loan Document, or in any certificate, report, financial statement or other document furnished by or on behalf of any Borrower Party in connection with any Loan Document, shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank or on Bank's behalf, and those covenants and agreements of Borrower set forth in Sections 4.8 and 4.12 hereof (together with any other indemnities of Borrower contained elsewhere in any Loan Document) shall survive the termination of this Agreement and the repayment in full of the Indebtedness.

     7.14 Effective Upon Execution. This Agreement shall become effective upon the execution hereof by Bank and Borrower, and shall remain effective until the Indebtedness under this Agreement and each of the Notes and the related Loan Documents shall have been repaid and discharged in full and no commitment to extend any credit hereunder (whether optional or obligatory) remains outstanding.

     7.15 Complete Agreement & Conflicts. The Loan Documents contain the entire agreement of the parties thereto, and none of the parties shall be bound by anything not expressed in writing. In the event that and to the extent that any of the terms, conditions or provisions of any of the other Loan Documents are inconsistent with or in conflict with any of the terms, conditions or provisions of this Agreement, the applicable terms, conditions and provisions of this Agreement shall govern and control.

     7.16 Exhibits and Addenda. The following Addenda, Exhibits and Schedules are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

            Addenda:
            Defined Terms Addendum
            Financial Covenants Addendum
            Loan Terms, Conditions and Procedures Addendum

            Exhibits:
            Exhibit A - Form of Borrowing Base Certificate
            Exhibit B - Form of Compliance Certificate
            Exhibit C - Form of Request for Advance

            Schedules:
            Schedule 3.5  Subsidiaries
            Schedule 3.14  Employee Benefit Plans
            Schedule 3.17  Environmental Disclosures
            Schedule 5.4  Debt
            Schedule 5.5  Liens

     7.17 Separate Loan. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, to the extent the loan agreement or promissory note which evidences a specified portion of the Indebtedness (herein referred to as a "Separate Loan"), or any security agreement, mortgage, deed of trust or other document which specifically secures such Separate Loan (collectively referred to as the "Separate Loan Documents"), expressly stipulates that the Separate Loan shall only be secured by specifically identified collateral or that the collateral described in the Separate Loan Documents shall not secure any Indebtedness other than the Separate Loan, the applicable provisions of the Separate Loan Documents shall control. Furthermore, to the extent any Separate Loan Document expressly stipulates that a default or event of default under the Loan Documents shall not, unless otherwise expressly stipulated in a Separate Loan Document, constitute a default or event of default with respect to the Separate Loan, the applicable provisions of the Separate Loan Documents shall control.

     7.18 WAIVER OF JURY TRIAL. BANK AND BORROWER EACH ACKNOWLED THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF EITHER OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BOROWER,E XCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

     7.19 ORAL AGREEMENTS INEFFECTIVE. THIS AGREEMENT AND THE OTHER "LOAN AGREEMENTS" (AS DEFINED IN SECTION 26.02(A)(2) OF THE TEXAS BUSINESS & COMMERCE CODE, AS AMENDED) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THIS AGREEMENT AND THE OTHER WRITTEN LOAN AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK - TEXAS                   ASD SYSTEMS, INC.,
                                        a Texas corporation

By:                                     By:
   --------------------------------        ----------------------------------
Name:                                   Name:
     ------------------------------          --------------------------------
Title:                                  Title:
      -----------------------------           -------------------------------

Address:  1601 Elm Street               Address:  3737 Grader Street, Suite 110
          Dallas, Texas  75201                    Garland, Texas  75041
          P.O. Box 650282
          Dallas, Texas  75262-0282

Attn:     Mr. Gary Orr, Chief Credit    Attn:     President
          Officer
Telefax No.:  (214) _____ - ________    Telefax No.:  (214) _____ - ________

with a copy to:  804 Congress Avenue, Suite 320
                 Austin, Texas  78701
                 Attn:  Ms. Robin Ingari, Senior Vice President
                 Telefax No.:  (512) 427-7120

                            DEFINED TERMS ADDENDUM

SECTION 1. DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

     "Account Debtor" shall mean the party who is obligated on or Linder any Account.

     "Accounts," "Chattel Paper," "Documents," "Equipment," "Fixtures," "General Intangibles," "Goods," "Instruments" and "Inventory" shall have the respective meanings assigned to them in the UCC on the date of this Agreement.

     "Accounts Receivable" shall mean and include all Accounts, Chattel Paper, General Intangibles, contract rights, deposit accounts, documents and Instruments now owned or hereafter acquired by Borrower.

     "Affiliate" shall mean, when used with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Affiliate Receivables" shall mean, as of any time of determination, any amounts in respect of loans or advances owing to Borrower from any of its Subsidiaries or Affiliates at such time.

"Agreement" shall mean this Credit Agreement, including tile Defined Terms Addendui-n, the Financial Covenants Addendum and the Loan Terms, Conditions and Procedures Addendum, together with all exhibits and schedules, as it may be amended from time to time.

     "Applicable Interest Rate" shall mean, with respect to the Indebtedness from time to time outstanding, under any Note the rate or rates provided in such Note as the Applicable Interest Rate.

     "Approved Account Debtors" shall mean Sears Tool & Health, Blair Corporation, The lioneybaked Hani Corporation, Quantum Corporation and any other Account Debtor of Borrower hereafter approved and designated by Bank in writing as an Approved Account Debtor for purposes hereof.

     "Bankruptcy Code" shall mean Title I I of the United States Code, as amended, or any successor act or code.

     "Borrower Party," shall mean Borrower, each of its Subsidiaries (whether or not a party to any Loan Document) and each other Person who or which shall be liable for the payment or performance of all or any portion of the Indebtedness or who or which shall own any property that is subject to (or purported to be subject to) a Lien which secured all or any portion of the Indebtedness.

     "Borrowing Base Certificate" shall mean a certificate in the form of Exhibit A.

     "Borrowing Base Limitation" shall mean eighty percent (80%) of Eligible Accounts.

     "Business Day" shall mean any day, other than a Saurday, Sunday or holiday, on which the Bank is open to carry on all or substantially all of its normal commercial lending business in Dallas, Texas.

     "Capitalized Lease Obligation" shall mean any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     "Collateral" shall mean all property, assets and rights in which a Lien or other encumbrance in favor of or for the benefit of Bank is or has been granted or arises or has arisen, or may hereafter be granted or arise, under or in connection with any Loan Document, or otherwise, to secure the payment or performance of the Indebtedness.

     "Compliance Certificate" shall mean a certificate to be furnished by Borrower to Bank, in the form of Exhibit B, certified by the chief financial officer of Borrower (or in such officer's absence, another responsible officer of Borrower) pursuant to Section 4.3 of this Agreement, certifying that, as of the date thereof, no Default or Event of Default shall have occurred and be continuing, or if any Default or Event of Default shall have occurred and be continuing, specifying in detail the nature and period of existence thereof and any action taken or proposed to be taken by Borrower with respect thereto, and also certifying as to whether Borrower is in compliance with the financial covenants contained in the Financial Covenants Addendum to this Agreement (which certificate shall set forth, in reasonable detail, the calculations and the resultant ratios and financial tests determined thereunder).

     "Consolidated" or "consolidated" shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more persons of the amounts signified by such temi for all such persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to "consolidated" financial statements or data of the Borrower includes consolidation with its Subsidiaries in accordance with GAAP.

     "Current Assets" shall mean, in respect of a Person and as of any applicable date of deteniiination, all assets of such Person that should be classified as current in accordance with GAAP, except that all inventories of such Person shall be specifically excluded from Current Assets.

     "Current Liabilities" shall mean, in respect of a Person and as of any applicable date of determination, (a) all liabilities of such Person that should be classified as current in accordance with GAAP, including, without limitation, any portion of the principal of the Indebtedness classified as current at such time, plus (b) to the extent not otherwise included, the aggregate principal balance of the Revolving Loans outstanding at such time, whether or not classified as current in accordance with GAAP.

        "Debt" shall mean, as of any applicable date of determination thereof, all items of Indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP. In the case of Borrower, the term "Debt" shall include, without limitation, the Indebtedness.

        "Debt-to-Worth Ratio" shall mean, in respect of a Person and as of any applicable date of determination thereof, the ratio of (a) the total Debt of such Person at such time leu Subordinated Debt of such Person at such time to
(b) the Tangible Net Worth of such Person at such time.

        "Default" shall mean any condition or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

        "Default Rate" shall mean, at any time of determination thereof with respect to the applicable portion of the Indebtedness, a per annum rate of interest equal to the sum of the contractual rate of interest which would apply to such Indebtedness if the Default Rate was not then in effect plus three percent (3%).

        "Disbursement Date" shall mean the date upon which Bank niakes a Loan under this Agreement.

        "Eligible Account" shall mean an Account (but shall not include interest and service charges thereon) arising in the ordinary course of Borrower's business which meets each of the following requirements.

        (a) it is not owing more than ninety (90) days aftei the date of tile original invoice or other writing evidencing such Account and is not more than sixty (60) days past due;

        (b) it is not owing by an Account Debtor who has failed to pay twenty-five percent (25%) or more of the aggregate amount of its Accounts owing to Borrower within ninety (90) days after the dates of the respective invoices or other writing evidencing such Accounts and within sixty (60) days after the applicable due dates thereof.

        (c) it is not owing by an Account Debtor (other than an Approved Account Debtor) whose total Accounts owing to Borrower exceed twenty percent (20%) of the aggregate Accounts owing to Borrower by all Account Debtors, or if the total Accounts owing to Borrower by such Account Debtor (other than an Approved Account Debtor) exceed twenty percent (20%) of the aggregate of all Accounts owing to Borrower by all Account Debtors, such Accounts of such Account Debtor up to such twenty percent (20%) limit shall be included within Eligible Accounts (subject to compliance with all other Eligible Account criteria) and only those Accounts of such Account Debtor exceeding such twenty percent (20%) limit shall be excluded from Eligible Accounts (it being understood that such 20% concentration limit shall not apply to any and all Accounts owing by any Approved Account Debtor).

        (d) it arises from the sale or lease of goods and such goods have been shipped or delivered to the Account Debtor under such Account, or it arises from services rendered and such services have been performed;

        (e) it is evidenced by an invoice, dated not later than the date of shipment or performance, rendered to such Account Debtor or some other evidence of billing acceptable to Bank and is not evidenced by any Instrument or Chattel Paper;

        (f) it is a valid, legally enforceable obligation of the Account Debtor thereunder, and is not a contra account or otherwise subject to any offset, counterclaim or other defense on the part of such Account Debtor or to any claim on the part of such Account Debtor denying liability thereunder in whole or in part;

        (g) it is not subject to any sale of accounts, any rights of offset or Lien whatsoever other than to Bank;

        (h) it is not owing by a Subsidiary or Affiliate of Borrower nor by an Account Debtor which (i) does not maintain its chief executive office in the United States of America, or (ii) is not organized under the laws of the United States of America, or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality or other instrumentality thereof, except for an Account owed by any such Account Debtor which is insured or backed by credit insurance or a letter of credit acceptable to Bank in all respects;

        (i) it is not an Account billed in advance, payable on delivery, for consigned goods, for guaranteed sales, for unbilled sales, for progress billings, payable at a future date in accordance with its terms, subject to a retainage or holdback by the Account Debtor or insured by a surety company;

        (j) it is not an Account owing by the United States of America or any state or political subdivision thereof, or by any department, agency, public body corporate or other instrumentality of any of the foregoing, unless all necessary steps are taken to comply with the Federal Assignment of Claims Act of 1940, as amended, or with any comparable state law, if applicable, and all other necessary steps are taken to perfect Bank's security interest in such Account;

        (k) it is not owing by an Account Debtor for which Borrower or any of its Subsidiaries has received a notice of (i) the death of the Account Debtor or any partner of the Account Debtor, (ii) the dissolution, liquidation, termination of existence, insolvency or business failure of the Account Debtor, (iii) the appointment of a receiver for any part of the property of the Account Debtor, or
             (iv) an assignment for the benefit of creditors, the filing of a petition in bankruptcy, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Account Debtor; and

        (1) it is not owing by any Account Debtor whose obligations Bank, acting in its sole discretion, shall have notified Borrower are not deemed to constitute Eligible Accounts.

An Account which is at any time an Eligible Account, but which subsequently I'ails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.

        "Environmental Law(s)" shall mean all laws, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, local, foreign or other governmental or quasi-governmental authority or body (or any agency, instrumentality or political subdivision thereoq pertaining to Hazardous Materials or otherwise intended to regulate or improve health, safety or the environment, including, without limitation, any hazardous materials or wastes, toxic substances, flanunable, explosive or radioactive materials, asbestos, and/or other similar materials; any so-called "superfund" or "superlien" law, pertaining to Hazardous Materials on or about any of the Collateral, or any other property at any time owned, leased or otherwise used by any Borrower Party, or any portion thereof, including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the ambient air; and any other federal, state, foreign or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, radioactive, flammable or dangerous waste, substance or material, as now or at any time hereafter in effect.

        "Equipment" shall have the meaning assigned to such tenti in the UCC on the date of this Agreement together with all of the following to the extent, if any, the same are not included within such definition: all machinery, equipment, furniture, furnishings, Fixtures, and other tangible personal property (except Inventory) including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property that are leased and all rights and interests with respect thereto under such leases to the extent that any such lease does not prohibit or require a consent to the creation of a Lien in favor of the Bank (including, without limitation, options to purchase) together with all present and ftiture additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto wherever any of the foregoing is located to the extent that any of the foregoing are now owned or hereafter acquired by the Borrower and to the extent that any other Borrower Party now or hereafter grants or purports to grant a Lien upon all or any of the foregoing as security for all or any portion of the Indebtedness.

        "Equipment Loan" shall mean a Loan made, or to be made, in one or more advances under the equipment loan facility to or for the credit of Borrower by the Bank pursuant to the Loan Terms, Conditions and Procedures Addendum.

        "Equipment Loan Maximum Amount" shall mean One Million Dollars ($ 1,000,000.00).

        "Equipment Loan Advance Termination Date" shall mean six (6) months after the date hereof.

        "Equipment Loan Maturity Date" shall mean forty-two (42) months after the date hereof, or such earlier date on which the aggregate unpaid principal amounts of all Equipment Loans become due and payable whether by the lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Equipment Loan Maturity Date shall be the next succeeding Business Day.

        "Equipment Note" shall mean the promissory note of even date herewith in the original principal amount of $ 1,000,000.00, executed and delivered by Borrower payable to the order of Bank, as the same may be renewed, extended, modified, increased or restated from time to time.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

        "Event of Default" shall mean any of those conditions or events listed in Section 6.1 of this Agreement.

        "Financial Statements" shall mean all balance sheets, income statements and other financial data, statements and reports (whether of Borrower, any Of its Subsidiaries, any GLiaraiitor, or any other Borrower Party or otherwise) which are required to, have been, or may from time to time hereafter-, be furnished to Bank, for tile purposes of'. or in connection with, this Agreement, the transactions contemplated hereby or any of the Indebtedness.

        "GAAP" shall mean generally accepted accounting principles consistently applied.

        "Good Faith" or "good faith" shall have the meaning, ascribed to the term "good faith" in Article 1.201 (19) of the UCC on the date of this Agreement.

        "Governmental Authority" shall mean the United States, each state, each county, each city, and each other political subdivision in which all or any portion of the Collateral is located, and each other political subdivision, agency, or instrumentality exercising jurisdiction over Bank, any Borrower Party or any Collateral.

        "Governmental Requirements" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority applicable to any Borrower Party, any of the Indebtedness or any Collateral.

        "Guarantor(s)" shall mean, as the context dictates, any Person(s) (other than the Borrower) who shall, at any time, guarantee or otherwise be or become obligated for the repayment of all or any part of the Indebtedness, including, without limitation, Norm Charney.

        "Hazardous Material" shall mean and include any hazardous, toxic or dangerous waste, substance or material defined as such in, or for purposes of, any Environmental Law(s).

        "Indebtedness" shall mean all loans, advances, indebtedness, obligations and liabilities of any Borrower Party to Bank under any Loan Document, together with all other indebtedness, obligations and liabilities whatsoever of Borrower to Bank, whether matured or urunatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, voluntary or involuntary, known or unknown, or originally payable to Bank or to a third party and subsequently acquired by Bank including, without limitation, any: late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any Lien or in pursuing any of its rights or remedies under any Loan Document or in connection with any proceeding involving Bank as a result of any financial acconunodation to Borrower; debts, obligations and liabilities for which Borrower would otherwise be liable to the Bank were it not for the invalidity or enforceability of them by reason of any bankruptcy, insolvency or other law or for any other reason; and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise provided, however, that the ten-n Indebtedness shall not include any consumer loan to the extent treatment of such loan as part of the Indebtedness would violate any Governmental Requirement.

        "Lien" shall mean any valid and enforceable interest in any property, whether real, personal or mixed, securing an indebtedness, obligation or liability owed to or claimed by any Person other than the owner of such property, whether such indebtedness is based on the conunon law or any statute or contract and including, but not limited to, a security interest, pledge, mortgage, assignment, conditional sale, trust receipt, lease, consignment or bailment for security purposes.

        "Loan Documents" shall mean collectively, this Agreement, the Notes, the Subordination Agreement, any reimbursement agreement or other documentation executed in connection with any Letter of Credit, and any other documents, instruments or agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with any of the Indebtedness or any Loan Document (whether executed and delivered prior to, concurrently with or subsequent to this Agreement), as such documents may have been or may hereafter be amended from time to time.

        "Loans" shall mean, collectively, the Revolving Loans and the Equipment Loans, and "Loan" shall mean any of them.

        "Material Adverse Effect" shall mean any act, event, condition or circumstance which could materially and adversely affect the business, operations, condition (financial or otherwise), performance or assets of any Borrower Party, the ability of any Borrower Party to perform its obligations under any Loan Document to which it is a party or by whch it is bound or the enforceability of any Loan Document.

        "Maximum Legal Rate" shall mean the maximum rate ot'iionLISLirious interest per annlini permitted to be paid by Borrower or, inapplicable, another Borrower Party or received by [lank with respect to the applicable portion of the Indebtedness from time to time under applicable state or federal law as now or as may be hereafter in effect, including, as to Chapter 1D of Title 79 Vernon's Texas Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "weekly ceiling rate" (as defined in (S) 303 of the Texas Finance Code).

        "Net Income" shall mean the net income (or loss) of a Person for any applicable period of determination, detemiined in accordance with GAAP, but excluding, in any event:

        (i) any gains or losses on tile sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account of any excluded losses; and

        (ii) in the case of Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

        "Notes" shall mean, collectively, whether one or more, the Revolving Credit Note and the Equipment Note(s), and "Note" shall mean any of them.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any Person succeeding to the present powers and functions of the Pension Benefit Guaranty Corporation.

        "Pension Plan(s)" shall mean any and all employee benefit pension plans of Borrower and/or any of its Subsidiaries in effect from time to time, as such term is defined in ERISA.

        "Permitted Encumbrances" shall mean:

        (a)  Liens in favor of the Bank;

        (b) Liens for taxes, assessments or other governmental charges which are not yet due and payable, incurred in the ordinary course of business and for which no interest, late charge or penalty is attaching or which are being contested in good faith by appropriate proceedings and, if requested by Bank, bonded in an amount and nianner satisfactory to Bank;

        (c) Liens, not delinquent, arising in the ordinary course ol'business and created by statute in connection with worker's compensation, unemployment insurance, social security and similar statutory obligations;

        (d) Liens of mechanics, materialnien, carriers, warehousemen or other like statutory or common law Liens securing obligations incurred in good faith in the ordinary course of business without violation of any Loan Document that are not yet due and payable;

        (e) encumbrances consisting of existing or future zonin,, restrictions, existing recorded rights-of-way, existing recorded easements, existing recorded private restrictions or existing or future public restrictions on the use of real property, none of which materially impairs the use of such property in the operation of the business for which it is used, and none of which is violated in any material respect by any existing or proposed structure or land use and none of which is prohibited by any other Loan Document; and

        (f) Liens existing as of the date hereof as more particularly described in Schedule 5.5 attached to this Agreement and Liens subsequently approved by Bank in writing.

        "Person" or "person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

        "Quick Ratio" shall mean, in respect of a Person and as of any applicable date of determination thereof, the ration of Current Assets to Current Liabilities.

        "Request for Advance" shall mean an oral or written request or authorization for an advance of Loan proceeds which if made in writing shall be in the form annexed hereto as Exhibit C, or in such other form as is acceptable to Bank.

        "Revolving Credit Maturity Date" shall mean one (1) year after the date hereof, or such earlier date on which the entire unpaid principal amount of all Revolving Loans becomes due and payable whether by tile lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Revolving Credit Maturity Date shall be the next succeeding Business Day.

        "Revolving Credit Maximum Amount" shall mean the lesser of (a) ONE MILLION DOLLARS ($1,000,000.00), or (b) the Borrowing Base Limitation.

        "Revolving Credit Note" shall mean the Revolving Credit Note of even date herewith in the original principal amount of $1,000,000.00 executed by Borrower payable to the order of the Bank, as the same may be renewed, extended, modified, increased or restated from time to time.

        "Revolving Loan" shall mean an advance made, or to be made, under the revolving credit loan facility to or for the credit of Borrower by the Bank pursuant to the Loan Terms, Conditions and Procedures Addendum.

        "Subordinated Debt" shall mean any Debt of Borrower (other than the Indebtedness) which has been subordinated to the Indebtedness pursuant to the Subordination Agreement or any other agreement in form and content satisfactory to the Bank.

        "Subordination Agreement" shall mean, collectively, the subordination agreements in form and content satisfactory to Bank making all present and future indebtedness of Borrower to Athletic Supply of Dallas, L.L.C., as more fully described therein subordinate to the Indebtedness.

        "Subsidiary" shall mean as to any particular parent entity, any corporation, partnership, limited liability company or other entity (whether now existing or hereafter organized or acquired) in which more than fifty percent (50%) of the outstanding equity ownership interests having voting rights as of any applicable date of detemiination, shall be owned directly, or indirectly through one or more Subsidiaries, by such parent entity.

        "Tangible Net Worth" shall mean, with respect to any Person and as of any applicable date of determiiiation, the excess of (a) the net book value of all assets of such Person (excluding Affiliate Receivables, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and all other intangible assets of such Person), after all appropriate deductions in accordance with GAAP (including, without limitations reserves for doubtful receivables, obsolescence, depreciation and amortization), over (b) all Debt of such Person at such time less the Subordinated Debt.

        "Tangible Net Worth Adjustment" shall mean an amount equal to, on any day, the sum of (a) fifty percent (50%) of the aggregate Net Income of Borrower, on a consolidated basis, for each calendar month ending from and after the date hereof through and including the calendar month ending on or immediately prior to the calendar month in which such determination day occurs, and (b) the aggregate of all equity added to the consolidated balance sheet of Borrower after the date hereof as a result of Borrower's issuance and sale of its stock or any other equity interest in Borrower.

        "Tax Refunds" shall mean refunds or claims for refunds of any taxes at any time paid by Borrower to the United States of America or any state, city, county or other governmental entity.

        "Feleptione Notice Authorization" shall mean ail agreement in form satisfactory to Bank authorizing telephonic and facsimiled notices of borrowing and establishing a codekk,oi-d system of identification in connection therewith.

        "UCC" shall mean the Uniform Commercial Code as adopted and in force in the State of Texas, as amended.

                         FINANCIAL COVENANTS ADDENDUM

SECTION 1.  FINANCIAL COVENANTS.

        1.1 Tangible Net Worth. Maintain a Tangible Net Worth at all times of not less than the sum of (a) Two Million Four Hundred Thousand Dollars ($2,400,000.00) and (b) the applicable Tangible Net Worth Adjustment amount.

        1.2 Quick Ratio. Maintain a Quick Ratio at all times of not less than the ratio set forth below during the corresponding period set forth below:

                Period                                                  Ratio

        From the date of this Agreement through June 30, 1999           1.00:1
        At all times from and after June 30, 1999                       1.50:1

The Quick Ratio shall be calculated as of the end of each calendar month, and shall be based upon the twelve (12) immediately preceding calendar months then ending.

        1.3 Debt-to-Worth Ratio. Maintain a Debt-to-Worth Ratio of not more than .50 to 1. The Debt-to-Worth-Ratio shall be calculated as of the end of each calendar month, and shall be based upon the twelve (12) immediately preceding calendar months then ending.

        1.4 Net Income. Have positive Net Income for the calendar month ending October 31, 1999; have positive, cumulative Net Income for the fiscal year ending December 31, 1999; and as of the end of each calendar month thereafter commencing December 31, 1999, maintain positive, cumulative Net Income for the twelve (12) imniediately preceding calendar months then ending.

                LOAN TERMS, CONDITIONS AND PROCEDURES ADDENDUM

SECTION 1.  REVOLVING CREDIT FACILITY

        1.1 Revolving Credit Commitment. Subject to the temis and conditions of the Loan Documents, the Bank agrees to make Revolving Loans to Borrower at any time and from time to time from the effective date hereof until (but not including) the Revolving Credit Maturity Date. The aggregate principal amount of Revolving Loans at any time outstanding shall not exceed the Revolving Credit Maximum Amount. All of such Revolving Loans shall be evidenced by the Revolving Credit Note, under which advances, repayments and re-advances may be made, subject to the terms and conditions of the Loan Documents.

        1.2 Repayment of and Interest on the Revolving Credit Note. Each Revolving Loan evidenced by the Revolving Credit Note from time to time outstanding hereunder shall, from and after the date of such Revolving Loan, bear interest at a per annum rate equal to the Applicable Interest Rate and during the existence of an Event of Default at the Default Rate and shall be due and payable in accordance with the terms of the Revolving Credit Note. All unpaid principal, accrued and unpaid interest and other amounts owing under the Revolving Credit Note shall be due and payable on the Revolving Credit Maturity Note.

        1.3 Requests for Advances. Except as hereinafter provided, Borrower may request a Revolving Loan by submitting to Bank a Request for Advance by an authorized officer or other representative of Borrower, subject to the following:

        (a) each such Request for Advance shall include, without limitations the proposed amount of such Revolving Loan and the proposed Disbursement Date, which date must be a Business Day;

        (b) each such Request for Advance shall be conununicated to Bank by 1:00 p.m. (Dallas, Texas time) on the proposed Disbursement Date;

        (c) a Request for Advance, once conununicated to Bank, shall not be revocable by Borrower;

        (d) each Request for Advance, once conununicated to Bank, shall constitute a representation, warranty and certification by Borrower as of the date thereof that:

             (i) both before and after the making of such Revolving Loan, the obligations set forth in the Loan Documents are and shall be valid, binding and enforceable obligations of each Borrower Party, as applicable;

             (ii) all terms and conditions precedent to ttie triaking of such Revolving Loan have been satisfied, and shall remain satisfied through the date of such Revolving Loan;

             (iii) the making of such Revolving Loan will not cause the aggregate outstanding principal amount of all Revolving Loans to exceed the Revolving Credit Maximum Amount;

             (iv) no Default or Event of Default shall have occurred or be in existence, and none will exist or arise upon the making of such Revolving Loan;

             (v) the representations and warranties contains in the Loan Documents are true and correct in all material respects and shall be true and correct in all material respects as of the making of such Revolving Loan; and

             (vi) the Request for Advance will not violate the terms or conditions of any contract, indenture, agreement or other borrowing of any Borrower Party.

Bank may elect (but without any obligation to do so) to make a Revolving Loan upon the telephonic or facsimiled request of Borrower, provided that Borrower has first executed and delivered to Bank a Telephone Notice Authorization.

If any such Revolving Loan based upon a telephonic or facsimiled request is made by Borrower, Bank may require Borrower to confirm said telephonic or facsimiled request in writint, by deliverin- to Bank, on or before 11:00 a.m. (Dallas, Texas time) on the next Business Day following the Disbursement Date of such Revolving Loan, a duly executed written Request forAdvance,and all other provisions of this Section 1 shall be applicable with respect to such Revolving Loan. In addition, Borrower may authorize the Bank to automatically make Revolving Loans pursuant to such other written agreements as may be entered into by Bank and Borrower.

        1.4 Prepayment. Borrower may prepay all or part of the outstanding balance under the Revolving Credit Note at any time, without premium, penalty or prejudice to the right of Borrower to reborrow under the terms of this Agreement, subject to the terms and conditions of the Loan Documents.

        1.5 Revolving Credit Maximum Amount and Reduction of Indebtedness. Notwithstanding anything contained in this Agreement to the contrary, the aggregate principal amount of all Revolving Loans at any time outstanding shall not exceed the Revolving Credit Maximum Amount. If said limitations are exceeded at any time, Borrower shall immediately, without demand by Bank, pay to Bank an amount not less than such excess, or, if Bank, in its sole discretion, shall so agree, Borrower shall provide Bank cash collateral in an amount not less than such excess, and Borrower hereby pledges and grants to Bank a security interest in such cash collateral so provided to Bank.

        1.6 Use of Proceeds of Revolving loan. The proceeds of Revolving Loans shall be used for financing working capital needs of Borrower.

        1.7 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to any of the Loan Documents or the transactions contemplated thereby.

        1.8 [Jnused Commitment Fee. Borrower shall pay to Bank an unused commitment fee in an amount equal to the product of (a) .25% multiplied by (b) the difference between (i) the Revolvint, Credit Maximum Amount and (it) the aggregate outstanding principal balance of all Revolving Loans. Such fee shall be computed on a daily basis and shall be payable quarterly in arrears as of the end of each of Borrower's fiscal quarters. Bank shall invoice Borrower for such fees, which invoice shall be due and payable within fifteen ( 15) days after receipt.


SECTION 2.  EQUIPMENT LOAN FACILITY

        2.1 Equipment Loan Commitment. Subject to the temis and conditions of the Loan Documents, Bank agrees to make the Equipment Loan to Borrower in one or more advances at any time and from time to time from and after the effective date hereof until (but not including) the Equipment Loan Advance Termination Date. The aggregate principal amount of Equipment Loan advances made hereunder may not exceed the Equipment Loan Maximum Amount.

        2.2 Repayment of and Interest on Equipment Loan. The Indebtedness from time to time outstanding under and evidenced by the Equipment Note shall bear interest at a rate per annum equal to the Applicable Interest Rate and during the existence of an Event of Default at the Default Rate and shall otherwise be repaid in accordance with the terms of Such Equipment Note. Borrower shall not be pemiitted to reborrow any amounts repaid under the Equipment Note.

        2.3 Use of Proceeds of Equipment Loans. The proceeds of advances of the Equipment Loan shall be used, in their entirety, for the sole and exclusive purpose of enabling Borrower to purchase or acquire Equipment. The principal amount of each Equipment Loan advance shall not exceed an amount equal to one hundred percent (100%) of the cost of any new Equipment so purchased or acquired by Borrower and to which such Equipment Loan advance relates, in each case, as evidenced by invoices and other documentation satisfactory to Bank.

        2.4 Advances of Equipment Loan. On or before the Equipment Loan Advance Termination Date, and except as hereinafter provided, Borrower may request an advance under the Equipment Loan by submitting to Bank a Request for Advance by an authorized officer or other representative of Borrower, subject to the following:

        (a) each such Request for Advance shall include, without limitation, the proposed amount of such advance and the proposed Disbursement Date, which date must be a Business Day;

        (b) each such Request for Advance shall be communicated to Bank by 1:00 p.m. (Dallas, Texas time) on the proposed Disbursement Date;

        (c) a Request for Advance, once communicated to Bank, shall not be revocable by Borrower;

        (d) each Request for Advance, once communicated to Bank, shall constitute a representation, warranty and certification by Borrower as of the date thereof that:

             (i) both before and after the making of such advance, the obligations set forth in each other Loan Document are and shall be valid, binding and enforceable obligations of each Borrower Party, as applicable;

             (ii) all terms and conditions precedent to the making of such advance have been satisfied, and shall remain satisfied through the date of such advance;

             (iii) the making of such advance will not cause the aggregate principal amount of all advances under the Equipment Note to exceed the Equipment Loan Maximum Amount;

             (iv) no Default or Event of Default shall have occurred or be in existence, and none will exist or arise upon the making of such advance;

             (v) the representations and warranties contained in this Agreement, and the other Loan Documents are true and correct in all material respects and shall be true and correct in all material respects as of the making of such advance; and

             (vi) the advance will not violate the terms or conditions of any contract, indenture, agreement or other borrowing of any Borrower Party.

Bank may elect (but without any obligation to do so) to make the requested advance upon the telephonic or facsimiled request of Borrower, provided that Borrower has first executed and delivered to Bank a Telephone Notice Authorization. If any such advance based upon a telephonic or facsimiled request is made by Bank, Bank may require Borrower to confimi said telephonic or facsin-tiled request in writing by delivering to Bank, on or before 11:00 a.m. (Dallas, Texas time) on the next Business Day following such advance, a duly executed written Request for Advance, and all other provisions of this Section 2 shall be applicable with respect to such advance. In addition, Borrower may authorize the Bank to automatically make advances under the Equipment Loan pursuant to such other written agreements as may be entered into by Bank and Borrower.

        2.5 Equipment Loan Fee. As of the effective date hereof, Borrower shall pay to Bank a commitment fee for the Equipment Loan an amount equal to $5,000.00.

SECTION 3.  FUNDING LOANS, PAYMENTS, RECOVERIES AND COLLECTIONS

        3.1 Funding Loans. Subject to the satisfaction of all conditions precedent to the making and funding of any Loan set forth in any Loan Document, including, without limitation, those conditions precedent set forth in Section 4 of this Addendum, Bank shall make the proceeds of any such Loan available to Borrower by 5:00 p.m. (Dallas, Texas time) on the respective Disbursement Date of such Loan, by depositing such proceeds into such account maintained by Borrower with Bank as Borrower shall designate in writing or as otherwise agreed to in writing by Borrower and Bank.

        3.2 Bank's Book and Records. The amount and date of each Loan hereunder, the amount from time to time outstanding under each Note, the Applicable Interest Rate in respect of each Loan, and the amount and date of any repayment hereunder or under any of the Notes, shall be noted on Bank's book's and records, which shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to pay to Bank all amounts owing to Bank under or pursuant to the Loan Documents, in each case, when due in accordance with the terms hereof or thereof.

        3.3 Payments on Non-Business Day. In the event that any payment of any principal, interest, fees or any other amounts payable by Borrower under or pursuant to any Loan Document shall become due on any day which is not a Business Day, such due date shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable at the Applicable Interest Rate(s) for and during any such extension.

        3.4 Payment Procedures. Unless otherwise expressly provided in a Loan Document, all sums payable by Borrower to Bank under or pursuant to any Loan Document, whether principal, interest, or otherwise, shall be paid, when due, directly to Bank at the office of Bank identified on the signature page of this Agreement, or at such other office of Bank as Bank may designate in writing to Borrower from time to time, in immediately available United States funds, and without setoff, deduction or counterclaim. Bank may, in its discretion, charge any and all deposit or other accounts (including, without limitation, any account evidenced by a certificate of deposit or time deposit) of Borrower maintained with Bank for all or any part of any Indebtedness then due and payable; provided, however, that such authorization shall not affect Borrower's obligations to pay all Indebtedness, when due, whether or not any such account balances maintained by Borrower with Bank are insufficient to pay any amounts then due.

        3.5 Maximum Interest Rate. At no time shall any Applicable Interest Rate or Default Rate under this Agreement or any Note, or otherwise in respect of any Loan or any Indebtedness hereunder, exceed the Maximum Legal Rate, giving due consideration to the execution of this Agreement and each Note. In the event that any interest is charged or otherwise received by Bank in excess of the Maximum Legal Rate, Borrower hereby acknowledges and agrees that any such excess interest shall be the result of an accidental and bonafide error, and any such excess shall be deemed to have been payments of principal, and not of interest, and shall be applied, first, to reduce the principal Indebtedness then outstanding, second, any remaining excess, if any, shall be applied to reduce any other Indebtedness, and third, any remaining excess, if any, shall be returned to Borrower.

        3.6 Receipt of Payments by Bank. Any payment by Borrower of any of the Indebtedness made by mail will be deemed tendered and received by Bank only upon actual receipt thereof by Bank at the address designated for such payment, whether or not Bank has authorized payment by mail or in any other manner, and such payment shall not be deemed to have been made in a timely manner unless actually received by Bank on or before the date due for such payment, time being of the essence. Borrower expressly assumes all risks of loss or liability resulting from nondelivery or delay of delivery of any item of payment transmitted by mail or in any other manner. Acceptance by Bank of any payment in an amount less than the amount, then due shall be deemed an acceptance on account only, and any failure to pay the entire amount then due shall constitute and continue to be an Event of Default hereunder. Bank shall be entitled to exercise any and all rights and remedies conferred upon and otherwise available to Bank tinder any Loan Document upon the occurrence and during the continuance of any such Event of' Default. Prior to the occurrence of any Default, Borrower shall have the right to direct the application of any and all payments made to Bank hereunder to the Indebtedness evidenced by the respective Notes. Borrower waives the right to direct the application of any and all payments received by Bank hereunder at any time or times after the occurrence and during the continuance of any Default. Borrower further agrees that after the occurrence and during the continuance of any Default, or prior to the occurrence of any Default if Borrower has failed to direct such application, Bank shall have the continuing exclusive right to apply and to reapply any and all payments received by Bank at any time or times, whether as voluntary payments, proceeds from any Collateral, offsets, or otherwise, against the Indebtedness in such order and in such manner as Bank may, in its sole discretion, deem advisable, notwithstanding any entry by Bank upon any of its books and records. Borrower hereby expressly agrees that, to the extent that Bank receives any payment or benefit of or otherwise upon any of the Indebtedness, and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to a trustee, receiver, or any other Person under any bankruptcy act, state or federal law, common law, equitable cause or otherwise, then to the extent of such payment or benefit, the Indebtedness, or part thereof, intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made or received by Bank, and, further, any such repayment by Bank shall be added to and be deemed to be additional Indebtedness.

        3.7 Security. Payment and performance of the Indebtedness shall be secured by Liens on all of the assets and properties of Borrower and of usch other Borrower Parties as Bank may require from time to time and shall be guaranteed by the Guarantors.

        3.8 Mandatory Prepayments from Sale of Collateral. If Borrower sells any of the Collateral (other than Inventory in the ordinary course of business), of if any of such Collateral is taken by condemnation, Borrower shall immediately pay to Bank, unless otherwise agreed by Bank in writing, a sum equal to the proceeds received by or behalf of Borrower from such sale or condemnation. Any such amount shall be applied (1) prior to the occurrence of an Event of Default (i) first, to accrued interest and then to installments of principal, in the inverse order of their maturities, as a prepayment of the Equipment Loan, (ii) second, to accrued interest and then to the unpaid principal balance of the Revolving Loans, and (iii) third, to such other Indebtedness as may be outstanding from time to time), or (2) on or after the occurrence of an Event of Default, at Bank's option, such Indebtedness as Bank may elect.

SECTION 4.  CONDITIONS PRECEDENT

        4.1 Conditions Precedent to First Loan. The obligation of the Bank to make the first Revolving Loan or the first advance under the Equipment Loan under or pursuant to this Agreement shall be subject to the following conditions precedent:

        (a) Execution of this Agreement, Notes and other Loan Documents. Borrower shall have executed and delivered to Bank, or caused to have been executed and delivered to Bank, this Agreement, the Notes and all other Loan Documents, and this Agreement (including all addenda, schedules, exhibits, certificates, opinions, financial statements and other documents to be delivered pursuant hereto), such Notes, and all other Loan Documents, shall be in full force and effect and binding and enforceable obligations of Borrower and, to the extent that it is a party thereto or otherwise bound thereby, of each other Person who may be a party thereto or bound thereby.

        (b) Authority Documents. Bank shall have received: (i) copies of resolutions of the board of directors , partners or members or managers, as applicable, of each Borrower Party evidencing approval of the borrowing hereunder and the transactions contemplated by the Loan Documents, and authorizing the execution, delivery and performance by each Borrower Party of each Loan Document to which it is a party or by which it is otherwise bound, which resolutions shall have been certified by a duly authorized officer, partner or other representative, as applicable, of each Borrower Party as of the date of this Agreement as being complete, accurate and in full force and effect; (ii) incumbency certifications of a duly authorized officer, partner or other representative, as applicable, of each Borrower Party, in each case, identifying those individuals who are authorized to execute the Loan Documents for and on behalf of such Person(s), respectively, and to otherwise act for and on behalf of such Person(s); (iii) certified copies of each of such Person(s)' articles of incorporation and bylaws, partnership agreement, certificate of limited partnership, articles of organization, regulations or operating agreement, as applicable, and all amendments thereto; and (iv) certificates of existence, good standing and authority to do business, as applicable, certified substantially contemporaneously with the date of this Agreement, from the state or other jurisdiction of each of such Person(s)' organization and from every other state or jurisdiction in which such Person is required, under applicable law, to be qualified to do business.

        (c) Collateral Documents. As security and support for the payment and performance of all Indebtedness of Borrower to Bank, Borrower shall have furnished, executed and delivered to Bank, or shall have caused to have been furnished, executed and delivered to Bank, prior to or concurrently with the Disbursement Date for the initial Loan hereunder, in form satisfactory to Bank, the following documents, and Bank shall have received proof that appropriate security agreements, financing statements, mortgages deeds of trust, collateral and other documents covering the Collateral shall have been executed and delivered by the appropriate Persons and recorded or filed in such jurisdictions and such other steps shall have been taken as necessary to perfect, subject only to Permitted Encumbrances, the Liens granted thereby:

             (i)   Security Agreement (all Assets) executed by Borrower;

             (ii)  Security Agreement (Intellectual Property) executed by
                   Borrower;

             (iii) Guaranty executed by Guarantors;

             (iv) financing statements required or requested by Bank to perfect all security interests to be conferred upon Bank under the Loan Documents and to accord Bank a perfected security position in the Collateral, subject only to Permitted Encumbrances;

             (v) such additional documents or certificates as may be required by Bank and/or required under the terms of any and every Loan Document; and

             (vi) such other documents or agreements of security and appropriate assurances of validity, perfection and priority of Lien as Bank may request.

        (d) Licenses, Permits, Approvals, Etc. To the extent necessary and applicable, Borrower shall have received any and all necessary authorizations, approvals and consents from all applicable Governmental Authorities in respect of the borrowing by Borrower of the Loans hereunder, the Loan Documents and the transactions contemplated by any Loan Document; and Bank shall have also received copies of each authorization, license, permit, consent, order or approval of, or registration, declaration or filing with, any Governmental Authority or any securities exchange or other Person obtained or made by Borrower or any other Person in connection with the transactions contemplated by the Loan Documents and which is material to the financial condition of Borrower or such other Person or the conduct of its business or the transactions contemplated hereby or the Collateral.

        (e) UCC Lien Search. Bank shall have received UCC, tax lien and judgment lien record and copy searches, disclosing no notice of any Liens or encumbrances filed against any of the Collateral, other than the Permitted Encumbrances.

        (f) Casualty Insurance. Borrower shall have fumished to Bank, or cause to have been fumished to Bank, in form and content and in amounts and with companies satisfactory to Bank, casualty insurance policies, with loss payable and mortgagee clauses in favor of Bank, relating to the assets and properties (including, but not limited to, the Collateral) of Borrower any applicable Borrower Party.

        (g) Approval of Bank Counsel. All actions, proceedings, instruments and documents required to carry out the borrowings and transactions contemplated by this Agreement or any other Loan Document or incidental thereto, and all other related legal matters, shall have been satisfactory to and approved by legal counsel for Bank, and said counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have requested.

        (h) Compliance with Certain Documents and Agreements. Each Borrower Party shall have each performed and complied with all agreements and conditions contained in the Loan Documents applicable to it and which are then in effect.

        (i) Other Documents and Instruments. Bank shall have received such other instruments and documents (not inconsistent with the terms hereof) as Bank may request in connection with the making of the Loans hereunder, and all such instruments and documents shall be satisfactory in form and substance to Bank.

        4.2 Conditions Precedent to Disbursement of All Loans. In addition to any other terms and conditions set forth in this Agreement, including, without limitation, those set forth Section 4.1 above, the obligation of Bank to make any Loan under this Agreement, including, without limitation, the initial Loan hereunder, shall be further subject to the satisfaction of each of the following conditions precedent on or before the Disbursement Date for such Loan:

        (a) Execution and Delivery of Note. Borrower shall have executed and delivered to Bank the applicable Note, with appropriate insertions, to evidence such Loan and the Indebtedness of Borrower in respect thereof.

        (b) Loan Documents, Binding and Enforceable. All Loan Documents shall be in full force and effect and binding and enforceable obligations of each Borrower Party.

        (c) Representations and Warranties. Each of the representations and warranties of each Borrower Party under any Loan Document shall be true and correct in all material respects.

        (d) No Default or Material Adverse Change. No Default or Event of Default shall have occurred and be continuing; there shall have been no material adverse change in the condition (financial or otherwise), properties, business, or operations of any Borrower Party since the date of the Financial Statements most recently delivered to Bank prior to the date of this Agreement; and no provision of law, any order of any Governmental Authority, or any regulation, rule or interpretation thereof, shall have had any material adverse effect on the validity or enforceability of any Loan Document.

        (e) Equipment Document. In the case of each Equipment Loan advance: (i) Borrower shall have delivered to Bank invoices and such other documents as requested by Bank to evidence Borrower's acquisition of the respective Equipment purchased or acquired with the proceeds of such Equipment Loan advance, or to be so purchased or acquired, and the cost of the same; (ii) Borrower shall have delivered evidence satisfactory to Bank that such Equipment is not be subject to any Liens other than Pem-iitted Encumbrances; (iii) Borrower shall have delivered evidence satisfactory to the Bank that the Equipment is properly insured; and (iv) Borrower shall execute and deliver, or cause to be executed and delivered, to Bank such Loan Documents as Bank may deem necessary or appropriate for the creation and perfection of a purchase money Lien upon such Equipment, free and clear of all other Liens except Permitted Encumbrances.

                      FORM OF BORROWING BASE CERTIFICATE


        This Borrowing Base Certificate for the period beginning __________________________ and ending _______________________ ("Current Period")
is delivered pursuant to that certain Credit Agreement (the "Credit Agreement") dated to be effective as of __________________, 1999 by and between COMERICA BANK - TEXAS ("Bank") and ASD SYSTEMS, INC. ("Borrower"). Ten-ns not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

Line

1.  Total Accounts as of the end of the Current Period          $________

2.  Ineligible Accounts as of the end of the Current Period:

    (a)  All Accounts unpaid more than 90 days from the
         invoice date or more than 60 days past due             $__________

    (b)  All of the Accounts of Account Debtor(s) where
         25% of tile Accounts of such Account Debtor(s) are
         unpaid more than 90 days from invoice date or more
         than 60 days past due, net of the amount included
         in Line 2(a) for Account Debtor(s)                     $__________

    (c)  Accounts of any Account Debtor (other than any
         Approved Account Debtor) in excess of 20% of
         Borrower's aggregate Accounts                          $__________

    (d)  Intercompany and Affiliate Accounts                    $__________

    (e)  Government Accounts                                    $__________

    (f)  Foreign Accounts not covered by credit insurance
         of letters of credit acceptable to Bank                $__________

    (g)  Accounts subject to any dispute or set off or
         contra account                                         $__________

    (h)  COD Accounts                                           $__________

    (i)  Other Accounts which do not satisfy the criteria
         set forth in the Credit Agreement for "Eligible
         Accounts"                                              $__________


3. Total ineligible Accounts as of the end of the Current Period (Add Line 2(a) through Line 2(i)

4. Total Eligible Accounts as of the end of the Current Period (Line 1 minus Line 3)

5. Accounts Advance Factor is 80%

6. Borrowing Base (I.,iiie 4 multiplied by Line 5)

7. Aggregate Amount of Revolving Credit outstanding as of the end of' the Current Period.

8. Amount available for borrowing, if positive, or amount to be repaid, if negative (Line 6 minus Line 7)

        The undersigned hereby certifies that the above infon-nation and computations are true and not misleading as of the date hereof, and that no Default or Event of Default has occurred and is continuing.

                                             BORROWER:

                                             ASD SYSTEMS, INC.,
                                             a Texas corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                          FORM COMPLIANCE CERTIFICATE

        This Compliance Certificate is executed and delivered to Conierica Bank-Texas ("Bank") by ASD Systems, Inc. ("Borrower"), this ____ day of _________________, 199___. All capitalized terms used but not defined herein, shall have the meanings given to such terms in that certain Credit Agreement, dated as of May __, 1999, between Bank and Borrower (as renewed, extended, modified and restated from time to time, the "Credit Agreement"). The undersigned hereby certifies to Bank as follows:

        (1) The undersigned is the duly elected, qualified and acting _______________ of Borrower and, as such, is authorized to make and deliver this Certificate.

        (2) The undersigned has reviewed the provisions of the Credit Agreement and confirms that, as of the date hereof:

             (a) the representations and warranties contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof;

             (b) no Default or Event of Default has occurred and is continuing or is imminent, and Borrower has complied with all of the terms, covenants and conditions set forth in the Credit Agreement; and

             (c) attached hereto as Schedule A is a report prepared by the undersigned setting forth information and calculations that demonstrate compliance (or noncompliance) with each of the covenants set forth in the Financial Covenants Addendum to the Credit Agreement.

The foregoing certificate is given in my capacity as _____________ of Borrower, and not in my individual capacity.

                                     ASD SYSTEMS, INC.,
                                     a Texas corporation


                                     By:
                                        ------------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                           ---------------------------

                     SCHEDULE A TO COMPLIANCE CFRTIFICATE

1.  Tangible Net Worth

(a) Borrower's Tangible Net Worth (as defined in and determined
    by the Defined Terms Addendum):                                  $__________

(b) Financial Covenants Addendum presently requires Borrower's
    Tangible Net Worth be not less than:                             $__________

    Covenant Satisfied  ________________

    Covenant Not Satisfied _____________

    Covenant Not Tested ________________


2.  Quick Ratio

(a) Current Assets of Borrower (as defined in and determined
    by the Defined Terms Addendum)                                   $__________

(b) Current Liabilities of Borrower (as defined in and
    determined by the Defined Terms Addendum)                        $__________

(c) Quick Ratio [(a)((b)]                                           _____ to 1.0

(d) Financial Covenants Addendum presently requires Quick Ratio
    be not less than                                                _____ to 1.0

    Covenant Satisfied _______________

    Covenant Not Satisfied ___________

    Covenant Not Tested ______________


3.  Debt-to-Worth Ratio

(a) Borrower's Debt less Subordinated Debt                          $__________

(b) Borrower's Tangible Net Worth:                                  $__________

(c) Ratio of (i) Borrower's Debt less Subordinated Debt
    to (ii) Borrower's Tangible Net Worth [(a) ( (b)]:              _____ to 1.0

(d) Financial Covenants Addendum presently requires the
    Ratio of (i) Borrower's Debt less Subordinated Debt to (ii)
    Borrower's Tangible Net Worth be not more than:                   .50 to 1.0

    Covenant Satisfied _______________

    Covenant Not Satisfied ___________

    Covenant Not Tested ______________

4.  Net Income

    (a)  Net Income or (Loss) for calendar month ending ___________  $__________
    (b)  Net Income or (Loss) for 12-month period ending __________  $__________

                          FORM OF REQUEST FOR ADVANCE
                               (Revolving Loan)

        The undersigned hereby requests COMERICA BANK-TEXAS ("Bank") to make a Revolving Loan to the undersigned on _________, 19___ in the amount of __________ Dollars ($________) under the Credit Agreement dated as of May ___, 1999 by and between the undersigned and Bank (herein called the "Credit Agreement").

        The undersigned represents, warrants and certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement, and none will exist upon the making of the Revolving Loan requested hereunder. The undersigned further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Revolving Credit Note will not exceed the Revolving Credit Maximum Amount.

        The undersigned hereby authorizes Bank to disburse the proceeds of the Revolving Loan being requested bv this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned and Bank may otherwise agree.

        Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

        Dated this ____ day of ________ 19___.


                                     ASD SYSTEMS, INC.,
                                     a Texas corporation


                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                          FORM OF REQUEST FOR ADVANCE
                               (Equipment Loan)

        The undersigned hereby requests COMERICA BANK-TEXAS ("Bank") to make an advance under the Equipment Loan to the undersigned on _______________, 19__, in the amount of _________ Dollars ($________) under the Credit Agreement dated as of May ___, 1999, by and between the undersigned and Bank (herein called the "Credit Agreement").

        The undersigned represents, warrants and certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreenient, and none will exist upon the making of the advance requested hereunder. The undersigned further certifies that upon advancing the suni requested hereunder, the aggregate principal amount advanced under the Equipment Note will not exceed the Equipment Loan Maximum Amount.

        Attached hereto are invoices for the Equipment to be financed with the advance of funds hereby requested, and the amount of such requested funds does not exceed 100% of the actual cost paid or to be paid by the undersigned for such Equipment.

        The undersigned hereby authorizes Bank to disburse the proceeds of the advance being requested by this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned and Bank may otherwise agree.

        Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

        Dated this ____ day of ________ 19___.

                                     ASD SYSTEMS, INC.,
                                     a Texas corporation


                                     By:
                                        ------------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                           ---------------------------

                                 SUBSIDIARIES

                                     NONE

                            EMPLOYEE BENEFIT PLANS


1.  401K Plan for certain employees and officers of ASD Systems, Inc.

                           ENVIRONMENTAL DISCLOSURES
                                     NONE

                                     DEBT


1. The Subordinated Debt of ASD Systems, Inc. owing to Athletic Supply of Dallas, L.L.C.

2.  The following Capital Lease Obligations of ASD Systems, Inc.:

    a.  Citicorp - Forklift
    b.  NTFC Capital Corp. - New Building Telephone System
    c.  Alco Capital Resource, Inc. - Canon Copier
    d.  NTFC Capital Corp. - Alder Telephone System

                                     LIENS



1.  UCC Filings for Capital Leases of Equipment described in Schedule 5.4.

                                                            (Secretary of State)

                              FINANCING STATEMENT

        (Presented for filing pursuant to the Unifon-n Commercial Code)


1.  Name and Address of Debtor:

    ASD Systems, Inc.
    373 7 Grader, Suite I IO
    Garland, Texas 75041

2.  Name and Address of Secured Party:

    Comerica Bank-Texas
    P.O. Box 650282
    Dallas, Texas 75265-0282

3. This Financing Statement covers all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itselo of even kind and character now owned or hereafter acquired, created or arising in and to the following. as well as all products and cash and non-cash proceeds of any of the following:

    (a) all Accounts Receivable (for purposes hereof, "Accounts Receivable" consists of all accounts, general intangibles, chattel paper, contract rights, deposit accounts, documents and instruments);

    (b)  all Inventory;

    (c)  all Equipment and Fixtures;

    (d) any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

    (e) any and ad] trade secrets, and any and all intellectual property rights in computer software and computer software products nor or hereafter existing, created, acquired or held;

    (f) any and all design rights which may be available to Debtor now or hereafter existing. created, acquired or held;

    (g) all patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the "Patents");

    (h) any trademark and serviceman rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks (collectively, the "Trademarks");

    (i) any and all claims for damages by way of past, present and future infringement of any of the rights included above, Aith the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

    (j) all licenses or other right to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

    (k) all amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents;

    (1) all proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

    (m) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Secured Party, or as to which Secured Party now or later controls possession by documents or otherwise; and

    (n) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind, products, and proceeds of or pertaining to any of the above, including, Aithout limitation, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

For purposes hereof, all capitalized terms used herein, but not otherwise defined, shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Texas Business and Commerce Code, as amended.

EXECUTED as of the     day of May, 1999.
                  ----

                                        ASD SYSTEMS, INC.,
                                        a Texas corporation


                                        By:
                                            -------------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                              -----------------------------

Equipment Note
Variable Rate-Maturity Date-Multiple Advances (Business and Commercial Loans
Only)

AMOUNT          NOTE DATE         MATURITY DATE        TAX IDENTIFICATION NUMBER
$1,000,000.00   May ___, 1999     November ___, 2002   75-2737041


On the Maturity Date, as stated above for value received, the undersigned promise(s) to pay to the order of Comerica Bank-Texas Texas banking association ("Bank"), at any office of the Bank in the State of Texas. One Million Dollars (U,S ) (or that portion of it advanced) by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default. as later defined, at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) Bank's prime rate from time to time in effect plus one percent (1%), and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus three percent (3%) per annum (but in no event in excess of the Maximum Rate.) It on any day the prime rate for that day plus 1% shall exceed (he Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest wrlich would have accrued if there had been no Maximum Rate. The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Bank's prime rate, as applicable, changes, subject to the limitations hereinbelow set forth, interest shall be calculated on the basis of a 360-day year for actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the ___ day of each calendar month, commencing on June ___, 1999, until and including the Maturity Date (set forth above). Equal principal installments in an amount equal to 1/36 of the principal balance outstanding hereunder on the date six (6) months after the date hereof shall be due and payable on the ___ day of each calendar month, commencing on December __, 1999, until the Maturity Date (set forth above), when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest pavments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principa or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension, a late payment charge equal to a reasonable amount not to exceed five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned less principal payments actually received by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. Advances under this Note shall be governed by the terms of that certain Credit Agreement (the "Credit Agreement") of even date herewith between the undersigned and the Bank, and this Note is the Equipment Note, as defined in the Credit Agreement,

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges overdraft indebtedness costs incurred by Bank in establishing, determining, continuing or defending the validity or phority of any security inte;est, pledge or other lien'or in pursuing any its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any ncial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether any _____ or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or
(ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property. that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or
(iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covehng real property which. under Texas law. constitutes the homestead of Such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If an Event of Default (as defined in the Credit Agreement) occurs or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) faii(s) to pay any of the Indebtedness when due, by maturity. acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or lb) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds. without .Off or counterclaim.

If this Note is signed by two or more pa6es (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party. whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to ,discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the debtedness, and that. in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable .ie Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. Chapter 346 of the Texas Finance Code (and as the same may be incorporated by reference in other Texas statutes) shall not apply to the Indebtedness evidenced by this Note. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLE.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents. or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document. so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the ersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required. to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the matuhty of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH

COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                              By:                  Its:
--------------------------      ----------------       -----------------------
OBLIGOR NAME TYPED/PRINTED      SIGNATURE OF           TITLE (if applicable)


                              By:                  Its:
                                ----------------       -----------------------
                                SIGNATURE OF           TITLE (if applicable)


                              By:                  Its:
                                ----------------       -----------------------
                                SIGNATURE OF           TITLE (if applicable)


                              By:                  Its:
                                ----------------       -----------------------
                                SIGNATURE OF           TITLE (if applicable)



-------------------------------------------------------------------------------
STREET ADDRESS                    CITY                 STATE           ZIP CODE

                     For Bank Use Only             CCAR#

LOAN OFFICER INITIALS     LOAN GROUP NAME     OBLIGOR NAME

LOAN OFFICER ID. NO.      LOAN GROUP NO.      OBLIGOR NO.    NOTE NO.   AMOUNT

Master Revolving Note
Variable Rate Maturity-Date (Business and Commercial Loans Only)


------------------------------------------------------------------------------
AMOUNT           NOTE DATE        MATURITY DATE      TAX IDENTIFICATION NUMBER
------------------------------------------------------------------------------
$1,000,000.00    May 13, 1999     May 13, 2000       75-2737041
------------------------------------------------------------------------------

On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-Texas, a Texas banking association ("Bank"), at any office of the Bank in the State of Texas, One Million Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) Bank's prime rate from time to time in effect plus one percent (1%), and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus three percent (3%) per annum (but in no event in excess of the Maximum Rate.) If on any day the prime rate for that day plus 1% shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Bank's prime rate, as applicable, changes. Subject to the limitations hereinbelow set forth, interest shall be calculated on the basis of a 360-day year for actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the ___ day of each calendar month, commencing on June ___, 1999, until the Maturity Date (set forth above), when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to a reasonable amount not to exceed five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank: after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. Advances under this Note shall be governed by the terms of that certain Credit Agreement (the "Credit Agreement") of even date herewith between the undersigned and the Bank, and this Note is the Revolving Credit Note as defined in the Credit Agreement.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges, loan fees or charges; overdraft indebtedness, costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement. pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or (iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If an Event of Default (as defined in the Credit Agreement) occurs or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

This Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned or the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledges) and agree(s) that there are no contrary agreements. oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. Chapter 346 of the Texas Finance Code (and as the same may be incorporated by reference in other Texas statutes) shall not apply to the Indebtedness evidenced by this Note. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLE.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.

All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code. as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




                              By: /S/              Its: President
--------------------------      ----------------       -----------------------
OBLIGOR NAME TYPED/PRINTED      SIGNATURE OF           TITLE (if applicable)


                              By:                  Its:
                                ----------------       -----------------------
                                SIGNATURE OF           TITLE (if applicable)


                              By:                  Its:
                                ----------------       -----------------------
                                SIGNATURE OF           TITLE (if applicable)


                              By:                  Its:
                                ----------------       -----------------------
                                SIGNATURE OF           TITLE (if applicable)




-------------------------------------------------------------------------------
STREET ADDRESS                   CITY                 STATE            ZIP CODE

-------------------------------------------------------------------------------
                      For Bank Use Only           CCAR#
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
LOAN OFFICER INITIALS     LOAN GROUP NAME     OBLIGOR NAME
------------------------------------------------------------------------------
LOAN OFFICER ID. NO.      LOAN GROUP NO.      OBLIGOR NO.   NOTE NO.    AMOUNT
------------------------------------------------------------------------------

Corporate Resolutions and Incumbency Certification
Authority to Procure Loans


I certify that I am the duly elected and qualified Secretary of ASD SYSTEMS, INC.. a Texas corporation ("Corporation"), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its
bylaws and applicable statutes on or as of              1999.
                                          -------------,

Copy of Resolutions:

it Resolved, That:

1. Any one (1) of the following officers: the President, any Vice President, the Treasurer or the Secretary of the Corporation is authorized for on behalf of, and in the name of the corporation to:

    (a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank-Texas (the "Bank") up to an amount not exceeding $_________ (if left blank, then unlimited).

    (b) Discount with the Bank commercial or other business paper belonging to the Corporation made or drawn by or upon third parties without limit as to amount;

    (c) Purchase, sell, exchange. assign. endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds. evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation.

    (d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

    (e) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements. financing statements, assignments, liens. deeds of trust. mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual Capacities or not. and whether such proceeds are deposited to the individual credit of any of said persons or not;

3. Any and all agreements. instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.


4. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to the effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate: that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified: that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in Contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party of by which it is bound: and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation s a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described n the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

        (PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)


-------------------------    -------------------------   ----------------------

-------------------------    -------------------------   ----------------------

-------------------------    -------------------------   ----------------------

-------------------------    -------------------------   ----------------------

-------------------------    -------------------------   ----------------------

-------------------------    -------------------------   ----------------------

-------------------------    -------------------------   ----------------------

In Witness Whereof, I have affixed my name as Secretary and have caused the
corporate seal of said Corporation to be affixed on May   , 1993.
                                                        --


                                             -----------------------------------
                                                                       SECRETARY



--------------------------------------------------------------------------------
The Above Statements are Correct.
                                 -----------------------------------------------
                     SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER
                  OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIED TO SIGN ALONE

--------------------------------------------------------------------------------
Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

--------------------------------------------------------------------------------

Guaranty

As of May 1999, the undersigned, for value received, unconditionally and absolutely guarantees) to Comerica Bank-Texas ("Bank"), a Texas banking association, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness

("Indebtedness') to the Bank of ASD Systems, Inc. a Texas corporation ("Borrower") Indebtedness includes without limit any and all obligations or liabilities of the Borrower to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several known or unknown; originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, late charges loan fees or charge, and overdraft indebtedness, any and all indebtedness, obligations or liabilities for which Borrower would otherwise be liable to the Bank were if not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason any and all amendments, modifications, renewals and/or extensions of any of the above: and all costs of collecting Indebtedness, including without limitation attorneys' fees. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal. in a bankruptcy, administrative or probate proceeding or otherwise. All costs shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest a the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law.

1. LIMITATION: The total obligation of the undersigned under this Guaranty is UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on that limited amount, and all costs incurred by the Bank in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Bank in any way relating to the Indebtedness, or this Guaranty, including without limit attorneys' fees The undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at, or prior to, the time of the payment: and
    (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

2. NATURE OF GUARANTY: This is a continuing Guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or the Borrower's ability to pay debts as they mature, has deteriorated

3. APPLICATION OF PAYMENTS: The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand an the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to (a) apply any security and direct the order or manner of sale, and (b) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements upon request.

4. SECURITY: The undersigned pledge(s), assign(s) and grant(s) to the Bank a security interest in and lien upon and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering California real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims. The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness. and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

5. OTHER GUARANTORS: If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor, and after that, without notice to any guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else.

6. TERMINATION: Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgment of delivery provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day ("effective date") following written acknowledgment of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s). whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnity the Bank against all claims, damages, costs and expenses, INCLUDING ANY CLAIMS, DAMAGES, COSTS AND EXPENSES RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct, including, without limit, attorneys' fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

7. REINSTATEMENT: Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Indebtedness is returned disgorged or rescinded under any applicable state or federal law including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank, to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement. although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

8. WAIVERS: The undersigned waive(s) any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions to Section 9.504 of the Texas or other applicable Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent, to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and all rights of a guarantor under Rule 31, Texas Rules of Civil Procedure, Chapter 34 of the Texas Business and Commerce Code, or
    Section 17.001 of the Texas Civil Practice and Remedies Code, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty.

    The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense of setoff exists.

9. WAIVER OF SUBROGATION: The undersigned waive(s) any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from the Borrower any amounts paid by the undersigned pursuant to this Guaranty until the Indebtedness has been paid in full.

10. SALE/ASSIGNMENT: The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations. including, without limit, this Guaranty, without notice to the undersigned and that the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned or to the Borrower or the Indebtedness in connection with such sale, assignment, transfer, negotiation, or grant. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

11. GENERAL: This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty No waiver, consent, modification or change of the terms of the Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specifc instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns and shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower. If any provision of this Guaranty is unenforceable n whole or in part for any reason, the remaining provisions shall continue to be effective THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUE D IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

12. HEADINGS: Headings in this Agreement are included for the convenience of reference only and shall not constitute a part of this Agreement for an, purpose.

13. ADDITIONAL PROVISIONS:

    The total obligation of the undersigned under this Guaranty shall not exceed $500,000.00, plus all interest on that amount and all costs incurred by the Bank in collection efforts against the Borrower and/or the undersigned, including, without limitation, reasonable attorneys' fees.

JURY TRIAL WAIVER: THE UNDERSIGNED AND BANK, BY ACCEPTANCE OF THIS GUARANTY, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

15. THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO WRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES,

IN WITNESS WHEREOF, Guarantor(s) has (have) signed and delivered this Guaranty the day and year first written above,


                                       GUARANTOR(S):
                                                    ----------------------------
                                                    Guarantor Name Typed/Printed

                                       BY:
                                          --------------------------------------
                                          SIGNATURE OF


                                       GUARANTOR'S ADDRESS:



                                       -----------------------------------------
                                       STREET ADDRESS

                                                    ----------------------------
                                                    CITY      STATE     ZIP CODE

Security Agreement
(All Assets)

As of May ___, 1999, for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank-Texas ("Bank"), a Texas banking association a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise of all existing and future indebtedness ("Indebtedness") to the Bank of Debtor. Indebtedness includes without limit any and all obligations or liabilities of Debtor to the Bank whether, absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown, originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, any late charges, loan fees or charges, and overdraft indebtedness any and all obligations or liabilities for which Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason: any and all amendments, modifications, renewals and/or extensions of any of the above, all costs incurred by Bank in establishing, determining, continuing. or defending the validity or priority of any security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Debtor; and all other costs of collecting Indebtedness, including without limit attorneys' fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys' fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted. and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

1. Collateral shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

    (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts, general intangibles. chattel paper, contract rights, deposit accounts, documents and instruments)

    (b)  all Inventory,

    (c)  all Equipment and Fixtures,

    (d) specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral:

         --------------------------------------------------------------------

         --------------------------------------------------------------------

         --------------------------------------------------------------------


    (e) all goods, instruments, documents. policies and certificates of insurance. deposits. money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank or as to which Bank now or later controls possession by documents or otherwise; and

    (f) all additions, attachments, accessions, parts replacements, substitutions renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights) products and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

2. Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows.

    2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request. any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement

    2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and there are no financing statements on file, other than in favor of Bank; and (c) Debtor acquired its rights in the Collateral in the ordinary course of its business.

    2.3 Debtor will keep the Collateral free at all times from all claims, liens. security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank. sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral. except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

    2.4 Debtor will do all acts and will execute or Cause to be executed all writings requested by Bank to establish, maintain and continue a perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

    2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so, and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

    2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be an amount form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance. Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness

    2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable. Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing; (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, tra de acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank; (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, or of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against the account debtor; and (f) as to each Account Receivable, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

    2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

    2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof: or (b) presentation, collection, renewal, or registration of transfer thereof: or (c) loading, unloading, storing, shipping, transshipping, manufacturing processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

    2.10 At any time and Without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement.

    2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee. who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsible, with respect to Collateral so delivered

    2.12 Debtor shall defend, indemnity and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, Damages, fines, expenses, liabilities or causes of action of whatever kind including without limit consultant fees, legal expenses and attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws. INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, extent and to the extent (but only to the extent caused by Bank's gross negligence or willful misconduct

3  Collection of Proceeds.

    3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, or as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
         Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

    3.2 Debtor agrees that immediately upon Bank's request (whether or not any Event of Default exists) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

    3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to, Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (i) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or (ii) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorneys' fees and INCLUDING CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE e.xcept to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct

4.  Defaults, Enforcement and Application of Proceeds.

    4.1 Upon the occurrence of any of the following events (each an "Event of Default'), Debtor shall be in default under this Agreement:

         (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

         (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Debtor or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

         (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Debtor or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

         (d) Any loss, theft. substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Debtor any Guarantor, or any Collateral; or

         (e) Sale or other disposition by Debtor or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Debtor or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Debtor or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Debtor or any Guarantor; or the appointment of a receiver, trustee, court appointee. sequestrator or otherwise, for all or any part of the property of Debtor or any Guarantor; or

         (f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

         (g) An event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

    4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any of all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation. any one or more of the following rights and remedies:

         (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

                (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

                (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

                (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take Possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

At any sale pursuant to this Section 4,2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

        4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor.

        4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank in such order as the Bank in its discretion, deems appropriate including, without limitation, the following order: first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys' fees and legal expenses incurred by Bank: the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.

        4.5 Nothing in this Agreement is intended. nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Debtor or any Guarantor and Bank.

        4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of

            Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default of or the same default on a future occasion or of any rights.

        4.7 Debtor irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor:

             (a) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

             (b) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

             (c) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

        4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

5.      Miscellaneous.

        5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

        5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, chief executive office location, principal place of business location, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

        5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

        5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

        5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

        5.6 Debtor waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or Debtor or any other person, or otherwise comply with the provisions of Section 9.504 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

        5.7 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least five days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

        5.8 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

        5.9 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.9 is deemed a consent by Bank to any assignment by Debtor.

        5.10 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

        5.11 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code. "Uniform Commercial Code" means the Texas Business and Commerce Code as amended.

        5.12 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and

             Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

        5.13 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

        5.14 Debtor's chief executive office and its principal place of business is located and shall be maintained at 3737 Grader, Suite 110, Garland, ________ County, Texas 75041. If Collateral is located at other than the address specified above, such Collateral is located and maintained at 10812 Alder Circle, Dallas, _________ County, Texas 75238, and at 11052 Grader, Dallas, _________ County, Texas 75238. Collateral shall be maintained only at the locations identified in this Section 5.14.

        5.15 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

        5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in
             Section 2.12 of this Agreement shall survive termination.

        5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE INDEBTEDNESS.

7. THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
        CONTEMPORANEOUS. OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.      Special Provisions Applicable to this Agreement, (*None, if left blank).



                                    Debtor:

                                     ASD SYSTEMS, INC., a Texas corporation
                                     DEBTOR NAME TYPED/PRINTED


                                     By:
                                        ------------------------------------
                                        SIGNATURE OF

                                     Its:
                                         -----------------------------------
                                         TITLE (If applicable)



                                     Bank:


                                     Comerica Bank-Texas,
                                     a Texas banking association

                                     By:
                                        ------------------------------------
                                        SIGNATURE OF

                                     Its:
                                         -----------------------------------
                                         TITLE (If applicable)

Security Agreement
(Intellectual Property)

As of May ___, 1999, for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank-Texas ("Bank"), a Texas banking association a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Debtor. Indebtedness includes without limit any and all obligations or liabilities of Debtor to the Bank, whether, absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown, originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, any late charges, loan fees or charges, and overdraft indebtedness, any and all obligations or liabilities for which Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of any security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Debtor; and all other costs of collecting indebtedness, including without limit attorneys' fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys' fees shall be deemed a reference to reasonable fees, costs, and expenses of counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy administrative or probate proceeding or otherwise.

1. Collateral shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

        (a) Any and all copyright rights, copyright applications. copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

        (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products nor or hereafter existing, created, acquired or held;

        (c) Any and all design rights which may be available to Debtor now or hereafter existing, created, acquired or held;

        (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the "Patents");

        (e) Any trademark and serviceman rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks (collectively, the "Trademarks");

        (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

        (g) All licenses or other right to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

        (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents;

        (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

        (j) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment properly or other properly (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise; and

        (k) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

2. Warranties, Covenants and Agreements. Debtor represents, warrants, covenants and agrees as follows:

        2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records and allow Bank to visit and inspect any of Debtor's plants or facilities that manufacture, install or store products (or that have done so during the prior 6 month period) that are sold utilizing any of the Collateral and to inspect the products and quality control records relating thereto. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

        2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and there are no financing statements on file, other than in favor of Bank; and (c) Debtor acquired its rights in the Collateral in the ordinary course of its business.

        2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except for non-exclusive licenses granted by Debtor in the ordinary course of business. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

        2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue a perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest n any asset(s), whether realty or personalty, to secure payment of the indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

        2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above. Bank has the option (but not the obligation) to do so, and

              Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

        2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any indebtedness.

        2.7 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

        2.8 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

        2.9 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement.

        2.10 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

        2.11 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws. INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

        2.12 Debtor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Debtor to its customers in the ordinary course of business.

        2.13 Performance of this Security Agreement does not conflict with or result in a breach of any agreement to which Debtor is party or by which Debtor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment.

        2.14 Each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any party.

        2.15 Debtor shall deliver to Bank within thirty (30) days of the last day of each fiscal quarter, a report signed by Debtor, in form reasonably acceptable to Bank, listing any applications or registrations that Debtor has made or fled in respect of any patents, copyrights or trademarks and the status of any outstanding applications or registrations. Debtor shall promptly advise Bank of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Debtor in or to any Trademark, Patent or Copyright not specified in this Agreement.

        2.16 Debtor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Debtor determines that reasonable business practices suggest that abandonment is appropriate.

        2.17 Debtor shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C hereto within thirty (30) days of the date of this Agreement. Debtor shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Debtor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Exhibits A, B and C). Debtor shall, from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the Collateral.

        2.18 This Security Agreement creates, and in the case of after-acquired Collateral, this Security Agreement will create at the time Debtor first has rights in such after-acquired Collateral, in favor of Bank a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the Indebtedness upon making the filings referred to below:

        2.19 Except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder, and, except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor in the U.S. or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies hereunder:

        2.20 All information heretofore, herein or hereafter supplied to Bank by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects;

        2.21 Debtor shall not enter into any agreement that would materially impair or conflict with Debtor's obligations hereunder without Bank's prior written consent. Debtor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtor's rights and interests in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts if Debtor is required, in its commercially reasonable judgment to accept such provisions; and

        2.22 Upon any executive officer of Debtor obtaining knowledge thereof, Debtor will promptly notify Bank in writing of any event that materially adversely affects the value of any of the Collateral, the ability of Debtor to dispose of any Collateral or the rights and remedies of Bank in relation thereto, including the levy of any legal process against any of the Collateral.

3.      Collection of Proceeds.

        3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and
              (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, or as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
              Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

4.      Defaults, Enforcement and Application of Proceeds.

        4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

        (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

        (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Debtor or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

        (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Debtor or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

        (d) Any loss, theft, substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Debtor, any Guarantor, or any Collateral; or

        (e) Sale or other disposition by Debtor or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Debtor or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Debtor or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Debtor or any Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Debtor or any Guarantor; or

        (f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or Performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

        (g) An event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

        4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

        (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

        (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

        (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

        (d) Personally or by agents. attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions. at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition. and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by

              Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

        (e) Use and enjoy a nonexclusive, royalty-free license to use the Copyrights, Patents and Trademarks.

At any sale pursuant to this Section 4.2. whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances an receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the office, making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

        4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor.

        4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank in such order as the Bank, in its discretion, deems appropriate including. without limitation, the following order; first upon all expenses authorized by the Uniform Commercial Code and all reasonable attomeys' fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.

        4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Debtor or any Guarantor and Bank.

        4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

        4.7 Debtor irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of Debtor:

              (a) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

              (b) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement, and Debtor further authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Security Agreement; and

              (c) to do and perform any act on behalf of Debtor permitted or required under this Agreement;

              (d) to modify, in its sole discretion, this Security Agreement without first obtaining Debtor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Debtor no longer has or claims any right, title or interest;

        4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

5.      Miscellaneous.

        5.1 United Bank is advised in writing by Debtor to the contrary. all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

        5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, chief executive office location, principal place of business location, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

        5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

        5.4 Bank has the right to sell, assign. transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

        5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of Collateral in discharge of any portion of the Indebtedness.

        5.6 Debtor waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Debtor or any other person, or otherwise comply with the provisions of Section 9.504 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the

              Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

        5.7 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least five days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made. unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited. with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

        5.8 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation. bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

        5.9 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.9 is deemed a consent by Bank to any assignment by Debtor.

        5.10 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

        5.11 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code. "Uniform Commercial Code" means the Texas Business and Commerce Code as amended.

        5.12 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

        5.13 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

        5.14 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

        5.15 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in
              Section 2.13 of this Agreement shall survive termination.

        5.16 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attomeys' fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
        CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.      Special Provisions Applicable to this Agreement. (*None, If left blank)



                                    Debtor:


                                    ASD SYSTEMS, INC., a Texas corporation


                                    By:
                                       -----------------------------------
                                       SIGNATURE OF

                                    Its:
                                        ----------------------------------
                                        TITLE (If applicable)



                                   Bank:


                                   Comerica Bank-Texas,
                                   a Texas banking association

                                   By:
                                      -----------------------------------
                                      SIGNATURE OF

                                   Its:
                                       -----------------------------------
                                       TITLE

                              LANDLORD'S CONSENT

-------------------------------------------------------------------------------------------------------------------------------
Principal       Loan Date      Maturity        Loan  No.       Call    Collateral      Account         Officer         Initials
                5-5-1999      4-30-2003                         599       140                           43577
-------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do no limit the applicability of this document to any particular loan or item
-------------------------------------------------------------------------------------------------------------------------------

Borrower:  ASD Systems, Inc. (TIN: )    Lender:  Comerica Bank-Texas
           3737 Grader Street, Suite 110         Austin-High Technology
           Garland, TX  75041                    P.O. Box 650282
                                                 Dallas, TX  75265-0282

================================================================================

THIS LANDLORD'S CONSENT is entered into among ASD Systems, Inc. ("Borrower"), whose address Is 3737 Grader Street, Suite 110, Garland, TX 75041; Comerica Bank
- Texas ("Lender"), whose address is P.O. Box 650282, Dallas TX 75265-0282; and("Landlord"), whose address is _________________. Borrower and Lender have entered into, or are about to enter into, an agreement whereby Lender has acquired or will acquire a security interest or other interest in the Collateral. Some or all of the Collateral may be affixed or otherwise become located on the Premises. To induce Lender to extend the Loan to Borrower against such security interest in the Collateral and for other valuable consideration, Landlord hereby agrees with Lender and Borrower as follows.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean money of the United States of America.

        Agreement. The word "Agreement' means this Landlord's Consent, as this Landlord's Consent may be amended or modified together with all exhibits and schedules attached to this Landlord's Consent from time to time.

        Borrower.  The word "Borrower" means ASD Systems, Inc.

        Collateral: The word "Collateral" means certain of Borrower's personal property in which Lender has acquired or will acquire a security interest, including without limitation the following specific property:

                All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles

        Landlord. The word "Landlord" means _________________. The term "Landlord" is used for convenience purposes only. Landlord's interest in the Premises may be that of a fee owner, lessor, sublessor or lienholder, or that of any other holder of an interest in the Premises which may be, or may become, prior to the interest of Lender.

        Lease. The word "Lease" means that certain lease of the Promises, dated ____, between Landlord and Borrower.

        Lender. The word "Lender" means Comerica Bank - Texas, its successors and assigns.

        Loan. The word "Loan" means the loan, or any other financial accommodations, Lender has made or is making to Borrower.

        Premises. The word "Premises" means the real property located in Dallas County, State of Texas, commonly known as 3737 Grader Street, Suite 110, Garland, TX 75041.

BORROWER'S ASSIGNMENT OF LEASE. Borrower hereby assigns to Lender all of Borrower's rights in the Lease, as partial security for the Loan. The parties intend that this assignment will be a present transfer to Lender of all of Borrower's rights under the Lease, subject to Borrower's rights to use the Premises and enjoy the benefits of the Lease while not in default on the Loan or Lease. Upon full performance by Borrower under the Loan, this assignment shall be ended, without the necessity of any further action by any of the parties. This assignment includes all renewals of and amendments to the Lease or the Loan, until the Loan is paid in full. No amendments may be made to the Lease without Lender's prior written consent, which shall not be unreasonably withheld or delayed.

CONSENT OF LANDLORD. Landlord consents to the above assignment. If Borrower defaults under the Loan or the Lease, Lender may reassign the Lease, and Landlord agrees that Landlord's consent to any such reassignment will not be unreasonably withheld or delayed. So long as Lender has not entered the Promises for the purpose of operating a business, Lender will have no liability under the Lease, including without limitation liability to, rent. Whether or not Lender enters into possession of the Promises for any purpose, Borrower will remain fully liable for all obligations of Borrower as lessee under the Lease. While Lender is in possession of the Premises, Lender will cause all payments due under the Lease and attributable to that period of time to be made to Landlord. If Lender later reassigns the Lease or vacates the Promises, Lender will have no further obligation to Landlord.

LEASE DEFAULTS. Both Borrower and Landlord agree and represent to Lender that, to the best of their knowledge, there is no breach or offset existing under the Lease or under any other agreement between Borrower and Landlord. Landlord agrees not to terminate the Lease, despite any default by Borrower, without giving Lender written notice of the default and an opportunity to cure the default within a period of sixty (60) days from the receipt of the notice. If the default is one that cannot reasonably be cured by Lender (such as insolvency, bankruptcy, or other judicial proceedings against Borrower), then Landlord will not terminate the Lease so long as Landlord receives all sums due under the Lease for the period during which Lender is in possession of the Premises, or so long as Lender reassigns the Lease to a new lessee reasonably satisfactory to Landlord.

DISCLAIMER OF INTEREST. Landlord hereby consents to Lender's security interest (or other interest) in the Collateral and disclaims all interests, liens and claims which Landlord now has or may hereafter acquire in the Collateral. Landlord agrees that any lion or claim it may now have or may hereafter have in the Collateral will be subject at all times to Lender's security interest (or other present or future interest) in the Collateral and will be subject to the rights granted by Landlord to Lender in this Agreement.

ENTRY ONTO PREMISES. Landlord and Borrower grant to Lender the right to enter upon the Premises for the purpose of removing the Collateral from the Premises or conducting sales of the Collateral on the Premises. The rights granted to Lender in this Agreement will continue until a reasonable time after Lender receives notice in writing from Landlord that Borrower no longer is in lawful possession of the Premises. If Lender enters onto the Premises and removes the Collateral, Lender agrees with Landlord not to remove any Collateral in such a way that the Premises are damaged, without either repairing any such damage or reimbursing Landlord for the cost of repair.

MISCELLANEOUS PROVISIONS. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement. The covenants of Borrower and Landlord respecting subordination of the claim or claims of Landlord in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any claim or claims to which this Agreement shall apply. Lender need not accept this Agreement in writing or otherwise to make it effective. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. It Landlord is

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

other than an individual, any agent or other person executing this Agreement on behalf of Landlord represents and warrants to Lender that he or she has full power and authority to execute this Agreement on Landlord's behalf. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. Without notice to Landlord and without affecting the validity of this Consent, Lender may do or not do anything it deems appropriate or necessary with respect to the Loan, any obligors on the Loan, or any Collateral for the Loan; including without limitation extending, renewing, rearranging, or accelerating any of the Loan indebtedness. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not constitute a waiver of or prejudice Lender's right otherwise to demand strict compliance with that provision or any other provision. Whenever consent by Lender is required in this Agreement, the granting of such consent by Lender in any one instance shall not constitute continuing consent to subsequent instances where such consent is required.

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

BORROWER AND LANDLORD ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS LANDLORD'S CONSENT, AND BORROWER AND LANDLORD AGREE TO ITS TERMS. THIS AGREEMENT IS DATED MAY 5, 1999.

BORROWER:

ASD Systems, Inc.

By:
   ------------------------------
Norman ___________ President VCEO

LANDLORD:                                LENDER:

---------------------------------        Comerica Bank - Texas


x                                        By:
 --------------------------------           -----------------------------
 Landlord's Signature                       Authorized Officer

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